FIDELITY
CAPITAL APPRECIATION
FUND

SEMIANNUAL REPORT
APRIL 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    9   A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           10  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  22  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 26  Notes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

With 13 record-high closings, the Dow Jones Industrial Average surged nearly 1,000 points in April. What's particularly noteworthy about this performance is that, in some cases, gains were fueled by a rotation out of growth stocks and into issues more sensitive to economic swings. The strength in blue chips, combined with heavy global, corporate and agency bond issuance, contributed to the downward pressure on government security prices.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999    PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CAPITAL APPRECIATION   33.84%         17.83%       137.48%       285.29%

S&P 500 (registered trademark)  22.32%         21.82%       228.90%       461.23%

Capital Appreciation Funds      27.00%         14.55%       141.11%       303.77%
Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 279 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CAPITAL APPRECIATION    17.83%       18.88%        14.44%

S&P 500                          21.82%       26.89%        18.82%

Capital Appreciation Funds       14.55%       17.49%        13.51%
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Capital Appreciation        S&P 500
             00307                       SP001
  1989/04/30      10000.00                    10000.00
  1989/05/31      10381.49                    10405.00
  1989/06/30      10619.14                    10345.69
  1989/07/31      11307.07                    11279.91
  1989/08/31      11350.84                    11500.99
  1989/09/30      11313.56                    11453.84
  1989/10/31      10843.73                    11188.11
  1989/11/30      11062.99                    11416.35
  1989/12/31      11327.29                    11690.34
  1990/01/31      10809.62                    10905.92
  1990/02/28      10952.66                    11046.60
  1990/03/31      11034.40                    11339.34
  1990/04/30      10646.15                    11055.86
  1990/05/31      11211.49                    12133.80
  1990/06/30      11109.32                    12051.29
  1990/07/31      10898.17                    12012.73
  1990/08/31       9760.67                    10926.78
  1990/09/30       9045.48                    10394.64
  1990/10/31       8752.59                    10349.95
  1990/11/30       9208.95                    11018.55
  1990/12/31       9550.41                    11325.97
  1991/01/31       9950.65                    11819.78
  1991/02/28      10723.51                    12664.90
  1991/03/31      10978.84                    12971.39
  1991/04/30      11020.24                    13002.52
  1991/05/31      11165.15                    13564.23
  1991/06/30      10833.92                    12942.99
  1991/07/31      11247.96                    13546.13
  1991/08/31      11241.06                    13867.17
  1991/09/30      10896.03                    13635.59
  1991/10/31      10682.11                    13818.31
  1991/11/30      10047.26                    13261.43
  1991/12/31      10504.89                    14778.54
  1992/01/31      11117.82                    14503.66
  1992/02/29      11577.51                    14692.20
  1992/03/31      11551.97                    14405.71
  1992/04/30      11883.97                    14829.23
  1992/05/31      12028.69                    14901.90
  1992/06/30      12020.18                    14679.86
  1992/07/31      12079.77                    15280.27
  1992/08/31      11594.54                    14967.02
  1992/09/30      11611.56                    15143.63
  1992/10/31      11679.67                    15196.63
  1992/11/30      11807.36                    15714.84
  1992/12/31      12224.40                    15908.13
  1993/01/31      12566.72                    16041.76
  1993/02/28      12837.02                    16259.93
  1993/03/31      13559.73                    16603.01
  1993/04/30      14210.16                    16201.22
  1993/05/31      14589.58                    16635.41
  1993/06/30      14634.75                    16683.65
  1993/07/31      14950.93                    16616.92
  1993/08/31      15149.67                    17246.70
  1993/09/30      14797.36                    17113.90
  1993/10/31      15664.60                    17468.16
  1993/11/30      15610.40                    17302.21
  1993/12/31      16309.07                    17511.57
  1994/01/31      17195.85                    18106.96
  1994/02/28      16825.86                    17616.26
  1994/03/31      16126.02                    16848.19
  1994/04/30      16224.59                    17063.85
  1994/05/31      16352.73                    17343.70
  1994/06/30      15810.60                    16918.78
  1994/07/31      16155.59                    17473.71
  1994/08/31      16796.29                    18190.14
  1994/09/30      16855.43                    17744.48
  1994/10/31      16756.87                    18143.73
  1994/11/30      16865.29                    17482.93
  1994/12/31      16720.07                    17742.21
  1995/01/31      17222.43                    18202.26
  1995/02/28      17539.14                    18911.60
  1995/03/31      17539.14                    19469.68
  1995/04/30      18030.59                    20043.07
  1995/05/31      18117.96                    20844.19
  1995/06/30      18532.96                    21328.40
  1995/07/31      19417.56                    22035.65
  1995/08/31      19996.37                    22090.96
  1995/09/30      20236.63                    23023.20
  1995/10/31      19341.11                    22941.00
  1995/11/30      19646.90                    23948.11
  1995/12/31      19858.05                    24409.35
  1996/01/31      20769.30                    25240.25
  1996/02/29      20686.46                    25474.23
  1996/03/31      20733.79                    25719.54
  1996/04/30      21076.99                    26098.65
  1996/05/31      21668.71                    26771.73
  1996/06/30      21017.82                    26873.73
  1996/07/31      19834.38                    25686.45
  1996/08/31      20497.11                    26228.18
  1996/09/30      21597.70                    27704.30
  1996/10/31      21621.37                    28468.39
  1996/11/30      22816.64                    30620.31
  1996/12/31      22860.56                    30013.72
  1997/01/31      23884.36                    31888.98
  1997/02/28      23560.38                    32138.99
  1997/03/31      22666.17                    30818.40
  1997/04/30      23145.67                    32658.26
  1997/05/31      25232.15                    34646.49
  1997/06/30      26631.78                    36198.65
  1997/07/31      28705.30                    39078.98
  1997/08/31      28199.88                    36889.78
  1997/09/30      29936.45                    38910.23
  1997/10/31      28070.28                    37610.63
  1997/11/30      28225.80                    39351.62
  1997/12/31      28922.47                    40027.29
  1998/01/31      28385.21                    40469.99
  1998/02/28      30787.96                    43388.69
  1998/03/31      31937.09                    45610.62
  1998/04/30      32698.21                    46069.47
  1998/05/31      31444.61                    45277.53
  1998/06/30      32175.88                    47116.71
  1998/07/31      31966.94                    46614.91
  1998/08/31      25266.12                    39875.33
  1998/09/30      27101.76                    42429.74
  1998/10/31      28788.16                    45880.98
  1998/11/30      30235.77                    48661.82
  1998/12/31      33824.39                    51465.72
  1999/01/31      36460.46                    53618.01
  1999/02/28      34514.06                    51951.57
  1999/03/31      35878.07                    54030.15
  1999/04/30      38529.46                    56122.74
IMATRL PRASUN   SHR__CHT 19990430 19990513 091212 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Capital Appreciation Fund on April 30, 1989. As the chart shows, by April 30, 1999, the value of the investment would have grown to $38,529 - a 285.29% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $56,123 - a 461.23% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Powerful momentum in stock prices
and overwhelming investor
confidence provided the backdrop
for the surge in large-cap stock
prices during the six-month period
that ended April 30, 1999. Investor
confidence was further bolstered
by a near-perfect economic
environment of strong domestic
growth, low interest rates, benign
inflation and improving overseas
markets. The hype surrounding
equities was greatest in the
technology sector, most notably
Internet stocks. Pharmaceutical,
finance and telecommunications
shares also performed well. Late in
the period, economically sensitive
cyclical stocks outperformed other
sectors as investors worried about
the potential threat of inflation due to strong economic indicators in the
U.S. and signs that global markets
were beginning to turn around.
Approximately one month after
surpassing the 10,000 level in late
March, the Dow Jones Industrial
Average was flirting with 11,000. As
market leadership broadened into
cyclicals and value-oriented sectors,
the surge in stock prices continued to
drive the Dow Jones Industrials,
Standard & Poor's 500 and
NASDAQ indexes, which returned
26.58%, 22.32% and 43.55%,
respectively, for the six-month
period. The phenomenal
performance of a narrow group of
large-cap growth stocks, however,
masked the weak returns of the
overall market as the average stock
on the New York Stock Exchange
declined during the period.

(photograph of Harry Lange)

An interview with Harry Lange, Portfolio Manager of Fidelity Capital Appreciation Fund

Q. HOW DID THE FUND PERFORM, HARRY?

A. Quite well. For the six months that ended April 30, 1999, the fund returned 33.84%. This compared favorably to both the Standard & Poor's 500 Index - which returned 22.32% during the same time - and the capital appreciation funds average, as tracked by Lipper Inc., which returned 27.00%. For the 12-month period that ended April 30, 1999, the fund returned 17.83%, while the S&P 500 and Lipper peer group returned 21.82% and 14.55%, respectively.

Q. WHAT WERE THE MAJOR FACTORS BEHIND THE FUND'S STRONG PERFORMANCE?

A. For one, a broader range of stocks participated in the market's climb during the period. Prior to this six-month span, a clique of 50 or so large-company stocks was responsible for much of the market's advance and the phrases "narrow market" and "large-cap dominance" had become a part of our everyday vocabulary. But this period was different, as we began to see more participation from stocks of smaller- and medium-sized names. Increased market breadth typically plays to Fidelity's research strengths and also benefits a fund such as Capital Appreciation, which invests in an assortment of small-, mid- and large-cap stocks. The other factors I'd point to involved timely trading of positions in both the technology and energy service areas.

Q. CAN YOU ELABORATE?

A. Sure. The time-worn adage of "buy low and sell high" worked effectively in both cases. I began adding to the fund's technology positions at the beginning of the period, when many tech names were still perceived as being troublesome investments due to the crisis in Southeast Asia. In particular, I added to the fund's positions in semiconductor equipment stocks such as KLA-Tencor and Teradyne just prior to the period, as well as names such as America Online and software company Oracle. I felt many of these types of companies had better prospects than investor perceptions indicated. Towards the end of 1998, technology stocks reversed course and were the market's - and the fund's - strongest overall contributors. Going into 1999 the fund's exposure to technology stocks was around 37%, and I decided to whittle that down. I funneled some of this money into the energy service sector, which had been beaten down by historically low oil prices. While I wasn't sure when, I felt oil prices would spike up again and I added to the fund's positions in exploration and drilling companies such as Schlumberger, Halliburton and Noble Drilling. Fortunately, oil prices rose soon thereafter and the fund again benefited.

Q. WHAT OTHER INDIVIDUAL STOCKS PERFORMED WELL? WHICH PROVED
DISAPPOINTING?

A. The fund's broadcasting-related investments performed very well, with names such as Viacom, Comcast and Time Warner leading the charge. The basic business profiles for these companies remained strong, and demand for faster Internet access and increased data communications capacity helped. Technology services company Electronic Data Systems - the fund's second-largest position at the end of the period - also fared well. The company benefited from an increase in its outsourcing business as well as internal restructuring led by new management. A notable disappointment was Modis Professional Services. The company's information technology business suffered due to concerns over Year 2000 issues, and its temporary staffing business fell on worries of an economic slowdown. HMT Technology was another lackluster position, as the company fell victim to a poor pricing environment for disk drive components.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I've certainly been encouraged by the small- and medium-cap stock revival. If company takeovers continue (SEE SIDEBAR ON PAGE 8) and smaller stocks can sustain their momentum, more investors may become attracted to small-cap stocks. In terms of the portfolio itself, I'm happy with its current allocation. I've added to the fund's Japanese-based positions and will monitor the economic situation there. As for technology, I think spending within the sector may subside as the year 2000 nears. In that case, service-oriented tech stocks may merit some attention.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to increase the value of
the fund's shares by investing
primarily in common stocks

FUND NUMBER: 307

TRADING SYMBOL: FDCAX

START DATE: November 26,
1986

SIZE: as of April 30, 1999,
more than $2.8 billion

MANAGER: Harry Lange, since
1996; manager, various
Fidelity Select portfolios,
1992-1995;  research
director, Fidelity Investments
Far East, 1988-1992;
joined Fidelity in 1987

HARRY LANGE TALKS ABOUT THE
TURNAROUND IN SMALL-CAP
STOCK PERFORMANCE:

"For the first time in five years, the
Russell 2000 Index - a gauge of
smaller stocks - outperformed
the large-cap oriented S&P 500
during a six-month period. I think
the seeds of this turnaround can
be traced to both company
takeovers and the Internet.
"Platinum Technology, for instance,
which the fund owned during the
period, was trading at 9 7/8 per
share when it was acquired by
Computer Associates. Computer
Associates paid 29 3/4 per share for
Platinum, or roughly three times
the closing price. When
companies pay a premium like
that, other small technology
companies tend to benefit
vicariously.

"Small-cap companies also offer
more Internet-related
opportunities. A lot of the big
companies tend to do things the
old-fashioned way. Smaller
companies - particularly newer
ones - are quicker to adapt their
business models to the Internet to
take advantage. With the Internet
gaining in popularity, larger
companies may look upon this
capability favorably when looking
to acquire a smaller firm.

"Along with these factors, I'd also
point to a renewed sense of
investor optimism. We've begun to
see signs of gradual improvement
in overseas markets such as
Japan, which has been plagued by
downtrodden economic
conditions for what seems like
forever. When investors see
trouble spots such as Japan begin
to turn the corner, there's more of
a willingness to take risks with
smaller stocks."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF APRIL
30, 1999

                                 % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  IN
                                                          THESE STOCKS  6 MONTHS AGO

Viacom, Inc. Class B (non-vtg.)   4.1                      4.1

Electronic Data Systems Corp.     3.9                      5.7

America Online, Inc.              3.2                      0.5

Waste Management, Inc.            2.9                      2.6

Time Warner, Inc.                 2.8                      2.1

Stewart Enterprises, Inc.         2.7                      0.5
Class A

Washington Mutual, Inc.           2.5                      2.8

Playboy Enterprises, Inc.         2.2                      1.2
Class B

Dime Bancorp, Inc.                2.0                      2.3

Modis Professional Services,      1.9                      2.8
Inc.

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 1999

                                 % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  IN
                                                          THESE MARKET SECTORS  6
                                                          MONTHS AGO

TECHNOLOGY                        23.2                     25.9

MEDIA & LEISURE                   15.6                     17.1

FINANCE                           12.2                     10.6

CONSTRUCTION & REAL ESTATE        11.5                     10.5

ENERGY                            7.5                      0.7


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF APRIL 30, 1999 *

Stocks and investment
companies 95.7%
Short-term
investments 4.3%
*FOREIGN
INVESTMENTS 8.5%

Row: 1, Col: 1, Value: 95.7
Row: 1, Col: 2, Value: 4.3

AS OF OCTOBER 31, 1998 **

Stocks and investment
companies 92.3%
Short-term
investments 7.7%
**FOREIGN
INVESTMENTS 6.1%

Row: 1, Col: 1, Value: 92.3
Row: 1, Col: 2, Value: 7.7




INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 95.6%

                                 SHARES                               VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - 2.4%

CHEMICALS & PLASTICS - 0.0%

Foamex International, Inc. (a)    100,000                             $ 581

IRON & STEEL - 0.3%

Bunka Shutter Co. Ltd.            1,143,000                            3,399

Chubu Steel Plate Co. Ltd.        60,000                               118

Tadano Ltd.                       100,000                              285

Tubos de Acero de Mexico SA       400,000                              4,425
sponsored ADR

                                                                       8,227

METALS & MINING - 0.9%

Alcoa, Inc.                       400,000                              24,900

PACKAGING & CONTAINERS - 1.0%

Owens-Illinois, Inc. (a)          953,100                              27,640

PAPER & FOREST PRODUCTS - 0.2%

Mercer International, Inc.        909,800                              6,027
(SBI) (c)

TOTAL BASIC INDUSTRIES                                                 67,375

CONSTRUCTION & REAL ESTATE -
11.5%

BUILDING MATERIALS - 1.6%

Fortune Brands, Inc.              200,000                              7,900

Masco Corp.                       628,200                              18,453

Owens-Corning                     534,200                              19,031

                                                                       45,384

CONSTRUCTION - 1.1%

Beazer Homes USA, Inc. (a)        200,000                              4,613

Engle Homes, Inc.                 250,000                              2,906

Higashi Nihon House Co. Ltd.      50,000                               285

Lennar Corp.                      880,418                              21,295

Okumura Corp.                     300,000                              1,209

Wimpey George PLC                 1,000,000                            2,739

                                                                       33,047

ENGINEERING - 0.0%

Stolt Comex Seaway SA             54,600                               683

Stolt Comex Seaway SA             27,300                               300
sponsored ADR Class A

                                                                       983

REAL ESTATE - 3.0%

Boardwalk Equities, Inc. (a)      81,600                               818

Excel Legacy Corp. (a)            750,800                              3,426

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

CONSTRUCTION & REAL ESTATE -
CONTINUED

REAL ESTATE - CONTINUED

LNR Property Corp.                90,268                              $ 1,772

Mitsubishi Estate Co. Ltd.        200,000                              2,046

Stewart Enterprises, Inc.         3,924,600                            78,001
Class A

                                                                       86,063

REAL ESTATE INVESTMENT TRUSTS
- 5.8%

Alexandria Real Estate            390,300                              11,002
Equities, Inc.

Apartment Investment &            420,100                              16,830
Management Co. Class A

AvalonBay Communities, Inc.       26,000                               910

CBL & Associates Properties,      14,000                               344
Inc.

Crescent Real Estate Equities     1,300,000                            29,088
Co.

Duke Realty Investments, Inc.     484,552                              11,387

Equity Office Properties Trust    725,000                              19,983

Equity Residential Properties     391,200                              18,093
Trust (SBI)

First Washington Realty           100,000                              2,144
Trust, Inc.

Glenborough Realty Trust,         333,000                              5,723
Inc.

Home Properties of N.Y., Inc.     310,090                              8,024

Host Marriott Corp.               59,500                               792

LTC Properties, Inc.              875,800                              11,769

New Plan Excel Realty Trust       420,960                              7,814

Patriot American Hospitality,     2,094,971                            10,606
Inc. unit

Public Storage, Inc.              385,300                              10,740

                                                                       165,249

TOTAL CONSTRUCTION & REAL                                              330,726
ESTATE

DURABLES - 1.4%

AUTOS, TIRES, & ACCESSORIES -
0.1%

Pep Boys-Manny, Moe & Jack        2,685                                38

Wynn's International, Inc.        176,550                              2,957

                                                                       2,995

HOME FURNISHINGS - 0.7%

Furniture Brands                  36,800                               922
International, Inc. (a)

HON Industries, Inc.              208,700                              5,635

Leggett & Platt, Inc.             300,000                              6,919

Newell Rubbermaid, Inc.           100,000                              4,744

                                                                       18,220

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

TEXTILES & APPAREL - 0.6%

Galey & Lord, Inc. (a)            478,500                             $ 2,183

Kellwood Co.                      3,500                                90

Polymer Group, Inc. (a)           300,000                              3,113

Quaker Fabric Corp. (a)(c)        1,564,100                            8,994

Supreme International Corp.       380,000                              3,610
(a)(c)

                                                                       17,990

TOTAL DURABLES                                                         39,205

ENERGY - 7.5%

ENERGY SERVICES - 5.6%

ENSCO International, Inc.         1,600,000                            29,700

Halliburton Co.                   1,000,000                            42,625

McDermott International, Inc.     100,000                              2,900

Noble Drilling Corp. (a)          2,100,000                            41,213

Pool Energy Services Co. (a)      63,000                               1,130

R&B Falcon Corp. (a)              66,000                               660

Schlumberger Ltd.                 660,000                              42,158

                                                                       160,386

OIL & GAS - 1.9%

Cabot Oil & Gas Corp. Class A     100,000                              1,750

Coastal Corp. (The)               479,200                              18,329

Cooper Cameron Corp. (a)          150,000                              5,794

Newport Petroleum Corp. (a)(d)    310,000                              1,330

Titan Exploration, Inc. (a)       198,000                              1,114

Vastar Resources, Inc.            500,000                              27,438

                                                                       55,755

TOTAL ENERGY                                                           216,141

FINANCE - 12.2%

BANKS - 0.5%

AmSouth Bancorp.                  75,000                               3,567

Comerica, Inc.                    75,000                               4,880

Fuji International Finance        29                                   548
Trust sponsored ADR (d)

National Bank of Canada           384,100                              6,195

                                                                       15,190

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

CREDIT & OTHER FINANCE - 4.8%

Acom Co. Ltd.                     70,000                              $ 5,248

American Express Co.              155,000                              20,257

Associates First Capital          131,042                              5,807
Corp. Class A

Citigroup, Inc.                   500,000                              37,625

Concord EFS, Inc. (a)             100,000                              3,338

Fleet Financial Group, Inc.       100,000                              4,306

Household International, Inc.     32,700                               1,645

Jafco Co. Ltd.                    793,000                              39,723

Providian Financial Corp.         150,000                              19,359

                                                                       137,308

INSURANCE - 0.9%

American International Group,     100,000                              11,744
Inc.

CIGNA Corp.                       50,000                               4,359

Fremont General Corp.             66,200                               1,324

London Insurance Market           307,000                              697
Investment Trust PLC

MBIA, Inc.                        100,000                              6,725

                                                                       24,849

SAVINGS & LOANS - 4.6%

Charter One Financial, Inc.       39,270                               1,227

Dime Bancorp, Inc.                2,500,000                            57,656

Washington Federal, Inc.          121,000                              2,677

Washington Mutual, Inc.           1,738,000                            71,475

                                                                       133,035

SECURITIES INDUSTRY - 1.4%

Morgan Stanley, Dean Witter &     100,000                              9,919
Co.

Nomura Securities Co. Ltd.        2,815,000                            30,371

                                                                       40,290

TOTAL FINANCE                                                          350,672

HEALTH - 6.0%

DRUGS & PHARMACEUTICALS - 4.8%

Allergan, Inc.                    150,000                              13,481

Amgen, Inc. (a)                   200,000                              12,288

Biogen, Inc. (a)                  50,000                               4,753

Chirex, Inc. (a)                  120,000                              3,120

Genentech, Inc. (special) (a)     100,000                              8,463

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

King Pharmaceuticals, Inc.        200,000                             $ 5,525

Lilly (Eli) & Co.                 450,000                              33,131

Medimmune, Inc. (a)               134,100                              7,392

Merck & Co., Inc.                 400,000                              28,100

Quintiles Transnational Corp.     200,000                              8,113
(a)

Sankyo Co. Ltd.                   19,000                               399

ViroPharma, Inc. (a)              40,100                               266

Warner-Lambert Co.                200,000                              13,588

                                                                       138,619

MEDICAL EQUIPMENT & SUPPLIES
- 0.7%

Biomet, Inc.                      300,000                              12,300

Gehe AG                           50,000                               2,306

Medtronic, Inc.                   73,740                               5,305

Varian Medical Systems, Inc.      11,900                               205

                                                                       20,116

MEDICAL FACILITIES MANAGEMENT
- 0.5%

Health Management Associates,     600,000                              9,375
Inc. Class A (a)

LTC Healthcare, Inc. (a)          87,580                               164

Wellpoint Health Networks,        50,000                               3,513
Inc. (a)

                                                                       13,052

TOTAL HEALTH                                                           171,787

INDUSTRIAL MACHINERY &
EQUIPMENT - 4.2%

ELECTRICAL EQUIPMENT - 0.2%

Energy Conversion Devices,        600,000                              5,025
Inc.

Energy Conversion Devices,        400,000                              550
Inc. warrants 7/31/01 (a)

Varian Semiconductor              11,900                               155
Equipment Associates, Inc.
(a)

                                                                       5,730

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.9%

CompX International, Inc. (a)     100,000                              1,500

Hitachi Construction              826,000                              5,037
Machinery Co. Ltd.

PRI Automation, Inc. (a)          58,200                               1,444

Stanley Works                     200,000                              6,088

THK Co. Ltd.                      650,200                              11,274

                                                                       25,343

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

POLLUTION CONTROL - 3.1%

Allied Waste Industries, Inc.     300,000                             $ 5,306
(a)

Waste Management, Inc.            1,494,900                            84,462

                                                                       89,768

TOTAL INDUSTRIAL MACHINERY &                                           120,841
EQUIPMENT

MEDIA & LEISURE - 15.6%

BROADCASTING - 6.9%

Capstar Broadcasting Corp.        200,000                              5,300
Class A (a)

CBS Corp. (a)                     796,079                              36,271

Comcast Corp. Class A             729,300                              47,906
(special)

Heftel Broadcasting Corp.         132,000                              7,178
Class A (a)

Nielsen Media Research, Inc.      16,666                               456

SBS Broadcasting SA (a)           41,000                               1,292

Time Warner, Inc.                 1,155,695                            80,899

Univision Communications,         250,000                              14,469
Inc. Class A (a)

USA Networks, Inc. (a)            100,000                              3,738

                                                                       197,509

ENTERTAINMENT - 4.9%

King World Productions, Inc.      100,000                              3,525
(a)

Royal Carribean Cruises Ltd.      301,500                              11,137

Viacom, Inc.:

Class A (a)                       201,200                              8,161

Class B (non-vtg.) (a)            2,899,600                            118,504

                                                                       141,327

LEISURE DURABLES & TOYS - 0.8%

Coachmen Industries, Inc. (c)     888,500                              16,770

Hasbro, Inc.                      150,000                              5,119

                                                                       21,889

PUBLISHING - 2.2%

Playboy Enterprises, Inc.:

Class A (a)                       25,000                               703

Class B (a)(c)                    1,957,300                            63,001

                                                                       63,704

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

RESTAURANTS - 0.8%

Big Buck Brew & Steakhouse,       522,500                             $ 1,045
Inc. (a)(c)

Starbucks Corp. (a)               600,000                              22,163

                                                                       23,208

TOTAL MEDIA & LEISURE                                                  447,637

NONDURABLES - 0.3%

BEVERAGES - 0.1%

Celestial Seasonings, Inc. (a)    100,000                              1,913

FOODS - 0.0%

Corn Products International,      12,500                               361
Inc.

HOUSEHOLD PRODUCTS - 0.2%

Clorox Co.                        50,000                               5,769

TOTAL NONDURABLES                                                      8,043

PRECIOUS METALS - 1.4%

Newmont Mining Corp.              1,700,000                            40,906

RETAIL & WHOLESALE - 1.9%

APPAREL STORES - 0.3%

Baker (J.), Inc.                  431,700                              2,563

Charming Shoppes, Inc. (a)        200,000                              775

TJX Companies, Inc.               129,554                              4,316

                                                                       7,654

GENERAL MERCHANDISE STORES -
0.4%

Saks, Inc. (a)                    83,500                               2,364

Wal-Mart Stores, Inc.             200,000                              9,200

                                                                       11,564

GROCERY STORES - 0.6%

Kroger Co. (a)                    20,000                               1,086

Meyer (Fred), Inc. (a)            78,000                               4,222

Safeway, Inc. (a)                 230,000                              12,406

                                                                       17,714

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.6%

Barbeques Galore Ltd.             235,000                              1,469
sponsored ADR (a)(c)

Best Buy Co., Inc. (a)            100,000                              4,775

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - CONTINUED

Gadzooks, Inc. (a)                300,000                             $ 2,850

Handleman Co. (a)                 100,000                              1,406

Oshmans Sporting Goods, Inc.      100,000                              288
(a)

Senshukai Co. Ltd.                723,000                              7,940

                                                                       18,728

TOTAL RETAIL & WHOLESALE                                               55,660

SERVICES - 4.6%

ADVERTISING - 1.2%

Clear Channel Communications,     100,000                              6,950
Inc. (a)

Interpublic Group of              200,000                              15,513
Companies, Inc.

Omnicom Group, Inc.               160,000                              11,600

                                                                       34,063

SERVICES - 3.4%

APAC Teleservices, Inc. (a)       182,800                              594

Block (H&R), Inc.                 200,000                              9,625

Crestline Capital Corp. (a)       125,950                              1,936

Medpartners, Inc. (a)             5,162,100                            27,101

Modis Professional Services,      4,625,900                            53,487
Inc. (a)

Olsten Corp.                      619,200                              4,180

                                                                       96,923

TOTAL SERVICES                                                         130,986

TECHNOLOGY - 23.2%

COMMUNICATIONS EQUIPMENT - 0.1%

Aiphone Co. Ltd.                  100,000                              1,215

Filtronic PLC                     50,000                               691

                                                                       1,906

COMPUTER SERVICES & SOFTWARE
- 13.4%

4Front Software                   1,015,900                            8,953
International, Inc. (a)(c)

America Online, Inc.              640,000                              91,360

At Home Corp. Series A (a)        160,000                              23,030

Catalyst International, Inc.      533,000                              6,929
(a)(c)

Citrix Systems, Inc. (a)          200,000                              8,500

Electronic Data Systems Corp.     2,051,700                            110,279

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

IMS Health, Inc.                  100,000                             $ 3,000

MERANT PLC sponsored ADR (a)      55,000                               639

Microsoft Corp. (a)               220,400                              17,921

Midway Games, Inc. (a)            323,387                              2,769

Oracle Corp. (a)                  300,000                              8,119

Pegasus Systems, Inc. (a)(c)      876,600                              40,981

Platinum Technology, Inc. (a)     539,000                              13,745

Sabre Group Holdings, Inc.        598,800                              31,212
Class A (a)

Sportsline USA, Inc. (a)          194,800                              7,792

Yahoo!, Inc. (a)                  50,000                               8,734

                                                                       383,963

COMPUTERS & OFFICE EQUIPMENT
- 3.9%

Dell Computer Corp. (a)           800,000                              32,950

Evans & Sutherland Computer       100,000                              1,750
Corp. (a)

HMT Technology Corp. (a)(c)       3,388,000                            9,741

Inacom Corp. (a)                  174,300                              1,689

Psion PLC                         100,000                              1,466

Quantum Corp. (a)                 100,000                              1,788

Read-Rite Corp. (a)               200,000                              1,238

Seagate Technology, Inc. (a)      700,000                              19,513

Silicon Graphics, Inc. (a)        850,000                              10,838

Softbank Corp.                    232,600                              30,960

                                                                       111,933

ELECTRONIC INSTRUMENTS - 2.7%

Applied Materials, Inc. (a)       265,500                              14,237

KLA-Tencor Corp. (a)              653,300                              32,420

Teradyne, Inc. (a)                300,000                              14,156

Thermo Electron Corp. (a)         100,000                              1,606

Thermoquest Corp. (a)             200,000                              2,188

Tokyo Seimitsu Co. Ltd.           200,000                              11,074

Varian, Inc. (a)                  11,900                               108

                                                                       75,789

ELECTRONICS - 3.1%

Analog Devices, Inc. (a)          100,000                              3,513

C.P. Clare Corp. (a)              60,000                               240

Intel Corp.                       520,000                              31,818

Micron Technology, Inc. (a)       1,050,000                            38,981

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Semtech Corp. (a)                 90,000                              $ 2,936

Solectron Corp. (a)               149,200                              7,236

Texas Instruments, Inc.           50,000                               5,106

                                                                       89,830

TOTAL TECHNOLOGY                                                       663,421

TRANSPORTATION - 1.0%

AIR TRANSPORTATION - 0.6%

AMR Corp. (a)                     200,000                              13,963

Deutsche Lufthansa AG:

(Reg.) (d)                        100,000                              2,324

(Reg.)                            100,000                              2,324

                                                                       18,611

RAILROADS - 0.3%

Burlington Northern Santa Fe      200,000                              7,325
Corp.

SHIPPING - 0.1%

Peninsular & Oriental Steam       102,378                              1,490
Navigation Co.

TOTAL TRANSPORTATION                                                   27,426

UTILITIES - 2.4%

CELLULAR - 0.2%

Cable & Wireless                  500,000                              5,711
Communications PLC (a)

ELECTRIC UTILITY - 1.3%

Entergy Corp.                     206,900                              6,466

Niagara Mohawk Holdings, Inc.     1,360,500                            18,197
(a)

PG&E Corp.                        388,800                              12,077

                                                                       36,740

TELEPHONE SERVICES - 0.9%

Advanced Communications           1,341,400                            9,390
Group, Inc. (a)(c)

AT&T Corp.                        141,450                              7,143

France Telecom SA                 8,300                                672

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Telefonos de Mexico SA            100,000                             $ 7,575
sponsored ADR representing
Class L shares

U.S. WEST, Inc.                   39,599                               2,072

                                                                       26,852

TOTAL UTILITIES                                                        69,303

TOTAL COMMON STOCKS                                                    2,740,129
(Cost $2,183,014)

NONCONVERTIBLE PREFERRED
STOCKS - 0.0%



BASIC INDUSTRIES - 0.0%

METALS & MINING - 0.0%

Freeport-McMoRan Copper &         9,100                                127
Gold, Inc. depositary shares
representing 0.025 silver
denomination pfd.

CONSTRUCTION & REAL ESTATE -
0.0%

REAL ESTATE INVESTMENT TRUSTS
- 0.0%

Patriot American Hospitality,     35,201                               810
Inc. $3.75

TOTAL NONCONVERTIBLE                                                   937
PREFERRED STOCKS
(Cost $1,035)

INVESTMENT COMPANIES - 0.1%



Taiwan Fund, Inc.  (Cost          100,000                              1,625
$2,625)

CASH EQUIVALENTS - 4.3%

                                 MATURITY AMOUNT (000S)               VALUE (NOTE 1) (000S)



Investments in repurchase        $ 2,182                              $ 2,181
agreements (U.S. Treasury
obligations), in a joint
trading account at 4.88%,
dated 4/30/99 due 5/3/99

                                 SHARES

Taxable Central Cash Fund (b)     120,472,269                          120,472

TOTAL CASH EQUIVALENTS                                                 122,653
(Cost $122,653)

TOTAL INVESTMENT IN                                                  $ 2,865,344
SECURITIES - 100%
(Cost $2,309,327)


LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Affiliated company.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,202,000 or 0.1% of net assets.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $2,312,300,000. Net unrealized appreciation aggregated $553,044,000, of which $745,995,000 related to appreciated investment securities and $192,951,000 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                   APRIL 30,
                                    1999 (UNAUDITED)

ASSETS

Investment in securities, at             $ 2,865,344
value (including repurchase
agreements of $2,181) (cost
$2,309,327) -  See
accompanying schedule

Receivable for investments                7,461
sold

Receivable for fund shares                10,851
sold

Dividends receivable                      2,239

Interest receivable                       481

Other receivables                         184

 TOTAL ASSETS                             2,886,560

LIABILITIES

Payable for investments        $ 18,286
purchased

Payable for fund shares         6,224
redeemed

Accrued management fee          996

Other payables and accrued      3,115
expenses

Collateral on securities        11,797
loaned, at value

 TOTAL LIABILITIES                        40,418

NET ASSETS                               $ 2,846,142

Net Assets consist of:

Paid in capital                          $ 1,929,806

Undistributed net investment              4,257
income

Accumulated undistributed net             356,067
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               556,012
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 113,216                  $ 2,846,142
shares outstanding

NET ASSET VALUE, offering                 $25.14
price and redemption price
per share ($2,846,142
(divided by) 113,216 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS    SIX
                        MONTHS ENDED APRIL 30, 1999
                                        (UNAUDITED)

INVESTMENT INCOME                          $ 15,132
Dividends (including $132
received from affiliated
issuers)

Interest (including income on               2,598
securities loaned of $681)

 TOTAL INCOME                               17,730

EXPENSES

Management fee Basic fee         $ 7,600

 Performance adjustment           (2,016)

Transfer agent fees               2,679

Accounting and security           419
lending fees

Non-interested trustees'          8
compensation

Custodian fees and expenses       49

Registration fees                 48

Audit                             28

Legal                             6

 Total expenses before            8,821
reductions

 Expense reductions               (159)     8,662

NET INVESTMENT INCOME                       9,068

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            364,539
(including realized gain
(loss) of $(2,346) on sales
of investments in affiliated
issuers)

 Foreign currency transactions    (11)      364,528

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            369,638

 Assets and liabilities in        (31)      369,607
foreign currencies

NET GAIN (LOSS)                             734,135

NET INCREASE (DECREASE) IN                 $ 743,203
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
                                 1999 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 9,068                     $ 10,875
income

 Net realized gain (loss)         364,528                     68,172

 Change in net unrealized         369,607                     (35,000)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       743,203                     44,047
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (11,605)                    (7,541)
From net investment income

 From net realized gain           (52,122)                    (268,678)

 TOTAL DISTRIBUTIONS              (63,727)                    (276,219)

Share transactions Net            476,686                     1,197,319
proceeds from sales of shares

 Reinvestment of distributions    61,233                      268,785

 Cost of shares redeemed          (663,252)                   (991,353)

 NET INCREASE (DECREASE) IN       (125,333)                   474,751
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       554,143                     242,579
IN NET ASSETS

NET ASSETS

 Beginning of period              2,291,999                   2,049,420

 End of period (including        $ 2,846,142                 $ 2,291,999
undistributed net investment
income of $4,257 and
$10,189, respectively)

OTHER INFORMATION
Shares

 Sold                             21,104                      59,402

 Issued in reinvestment of        2,998                       13,905
distributions

 Redeemed                         (29,702)                    (49,123)

 Net increase (decrease)          (5,600)                     24,184


FINANCIAL HIGHLIGHTS

                               SIX MONTHS ENDED APRIL 30, 1999  YEARS ENDED OCTOBER 31,

                               (UNAUDITED)                      1998                 1997     1996     1995      1994

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 19.29                          $ 21.66              $ 18.27  $ 17.71  $ 17.00   $ 17.34
period

Income from Investment
Operations

Net investment  income          .08 D                            .09 D, E             .08 D    .15      .36       .17

Net realized  and unrealized    6.32                             .47                  4.97     1.81     1.98      1.00
gain (loss)

Total from  investment          6.40                             .56                  5.05     1.96     2.34      1.17
operations

Less Distributions

 From net investment income     (.10)                            (.08)                (.12)    (.40)    (.17)     (.10)

From net  realized gain         (.45)                            (2.85)               (1.54)   (1.00)   (1.46)    (1.41)

Total distributions             (.55)                            (2.93)               (1.66)   (1.40)   (1.63)    (1.51)

Net asset value,  end of       $ 25.14                          $ 19.29              $ 21.66  $ 18.27  $ 17.71   $ 17.00
period

TOTAL RETURN B, C               33.84%                           2.56%                29.83%   11.79%   15.42%    6.97%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in  $ 2,846                          $ 2,292              $ 2,049  $ 1,590  $ 1,660   $ 1,669
millions)

Ratio of expenses to average    .69% A                           .70%                 .69%     .87%     1.09%     1.19%
net assets

Ratio of expenses to average    .67% A, F                        .67% F               .66% F   .80% F   1.06% F   1.17% F
net assets after expense
reductions

Ratio of net invest- ment       .71% A                           .46%                 .43%     1.24%    2.31%     1.22%
income to average net assets

Portfolio turnover rate         94% A                            121%                 176%     205%     87%       124%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE FORMER ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Capital Appreciation Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME - CONTINUED

dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,161,369,000 and $1,334,322,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .44% of average net assets after the performance adjustment.

SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. Prior to October 12, 1990, FDC received a deferred sales charge of up to 1%. Shares purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received deferred sales charges of $166,000.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .21% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $153,000 for the period.

5. SECURITY LENDING.

The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the

5. SECURITY LENDING - CONTINUED

next business day. At period end, the value of the securities loaned amounted to $11,630,000. The fund received cash collateral of $11,797,000.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $137,000 under this arrangement.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $0 and $22,000, respectively, under these arrangements.

7. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES

DOLLAR AMOUNTS IN THOUSANDS
                                     PURCHASE      SALES     DIVIDEND         VALUE
AFFILIATE                            COST          COST      INCOME
4Front Software International, Inc.  $ -           $ -       $ -              $ 8,953
Advanced Communications Group, Inc.    -             -         -                9,390
Barbeques Galore Ltd. sponsored ADR    -             -         -                1,469
Big Buck Brew & Steakhouse, Inc.       -             -         -                1,045
Catalyst International, Inc.           -             -         -                6,929
Coachmen Industries, Inc.              393           -         87               16,770
Gadzooks, Inc.                         -             1,117     -                -
HMT Technology Corp.                   3,222         2,617     -                9,741
Mercer International, Inc. (SBI)       -             -         45               6,027
Pegasus Systems, Inc.                  11,110        -         -                40,981
Playboy Enterprises, Inc. Class B      -             -         -                63,001
Quaker Fabric Corp.                    -             -         -                8,994
Supreme International Corp.            -             -         -                3,610
TOTALS                               $ 14,725      $ 3,734   $ 132            $ 176,910

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Harry W. Lange, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

CAF-ANN-0699  78326
1.703454.101

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
ContrafundSM
ContrafundSM II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium Fund(registered trademark)
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
Tax Managed Stock Fund
TechnoQuantSM Growth Fund
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress(registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FIDELITY
DISCIPLINED EQUITY
FUND

SEMIANNUAL REPORT
APRIL 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    9   A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           10  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  18  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 22  Notes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

With 13 record-high closings, the Dow Jones Industrial Average surged nearly 1,000 points in April. What's particularly noteworthy about this performance is that, in some cases, gains were fueled by a rotation out of growth stocks and into issues more sensitive to economic swings. The strength in blue chips, combined with heavy global, corporate and agency bond issuance, contributed to the downward pressure on government security prices.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999    PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY DISCIPLINED EQUITY     21.07%         11.76%       160.03%       430.74%

S&P 500 (registered trademark)  22.32%         21.82%       228.90%       461.23%

Growth Funds Average            23.07%         15.05%       163.23%       360.48%


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 1,115 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY DISCIPLINED EQUITY     11.76%       21.06%        18.16%

S&P 500                         21.82%       26.89%        18.82%

Growth Funds Average            15.05%       20.90%        16.05%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Disciplined Equity          S&P 500
             00315                       SP001
  1989/04/30      10000.00                    10000.00
  1989/05/31      10369.13                    10405.00
  1989/06/30      10192.95                    10345.69
  1989/07/31      11015.10                    11279.91
  1989/08/31      11417.79                    11500.99
  1989/09/30      11476.51                    11453.84
  1989/10/31      11115.77                    11188.11
  1989/11/30      11275.17                    11416.35
  1989/12/31      11563.84                    11690.34
  1990/01/31      10759.85                    10905.92
  1990/02/28      11016.44                    11046.60
  1990/03/31      11461.21                    11339.34
  1990/04/30      11136.19                    11055.86
  1990/05/31      12162.56                    12133.80
  1990/06/30      12290.86                    12051.29
  1990/07/31      12248.10                    12012.73
  1990/08/31      11059.21                    10926.78
  1990/09/30      10426.28                    10394.64
  1990/10/31      10280.87                    10349.95
  1990/11/30      11101.97                    11018.55
  1990/12/31      11473.73                    11325.97
  1991/01/31      12147.63                    11819.78
  1991/02/28      13119.09                    12664.90
  1991/03/31      13434.16                    12971.39
  1991/04/30      13556.69                    13002.52
  1991/05/31      14081.80                    13564.23
  1991/06/30      13346.64                    12942.99
  1991/07/31      14011.78                    13546.13
  1991/08/31      14344.36                    13867.17
  1991/09/30      14291.84                    13635.59
  1991/10/31      14650.67                    13818.31
  1991/11/30      14099.30                    13261.43
  1991/12/31      15606.93                    14778.54
  1992/01/31      15926.03                    14503.66
  1992/02/29      16312.82                    14692.20
  1992/03/31      16109.75                    14405.71
  1992/04/30      16312.82                    14829.23
  1992/05/31      16341.83                    14901.90
  1992/06/30      16177.44                    14679.86
  1992/07/31      16951.02                    15280.27
  1992/08/31      16544.89                    14967.02
  1992/09/30      16651.26                    15143.63
  1992/10/31      16699.61                    15196.63
  1992/11/30      17299.13                    15714.84
  1992/12/31      17671.12                    15908.13
  1993/01/31      18012.74                    16041.76
  1993/02/28      17898.87                    16259.93
  1993/03/31      18447.53                    16603.01
  1993/04/30      17836.76                    16201.22
  1993/05/31      18385.42                    16635.41
  1993/06/30      18716.69                    16683.65
  1993/07/31      18623.52                    16616.92
  1993/08/31      19472.40                    17246.70
  1993/09/30      20083.17                    17113.90
  1993/10/31      20165.99                    17468.16
  1993/11/30      19544.86                    17302.21
  1993/12/31      20133.74                    17511.57
  1994/01/31      21119.38                    18106.96
  1994/02/28      20864.67                    17616.26
  1994/03/31      19823.65                    16848.19
  1994/04/30      20410.60                    17063.85
  1994/05/31      20288.78                    17343.70
  1994/06/30      19712.90                    16918.78
  1994/07/31      20200.19                    17473.71
  1994/08/31      21230.13                    18190.14
  1994/09/30      20621.02                    17744.48
  1994/10/31      20975.41                    18143.73
  1994/11/30      20344.16                    17482.93
  1994/12/31      20739.15                    17742.21
  1995/01/31      20415.46                    18202.26
  1995/02/28      21421.21                    18911.60
  1995/03/31      21952.98                    19469.68
  1995/04/30      22519.43                    20043.07
  1995/05/31      23213.05                    20844.19
  1995/06/30      24253.48                    21328.40
  1995/07/31      25721.63                    22035.65
  1995/08/31      25814.11                    22090.96
  1995/09/30      26866.10                    23023.20
  1995/10/31      26634.89                    22941.00
  1995/11/30      27027.94                    23948.11
  1995/12/31      26755.72                    24409.35
  1996/01/31      27222.39                    25240.25
  1996/02/29      27520.54                    25474.23
  1996/03/31      27650.17                    25719.54
  1996/04/30      28207.58                    26098.65
  1996/05/31      28946.47                    26771.73
  1996/06/30      28531.66                    26873.73
  1996/07/31      26937.20                    25686.45
  1996/08/31      27481.65                    26228.18
  1996/09/30      28790.92                    27704.30
  1996/10/31      29646.48                    28468.39
  1996/11/30      31318.71                    30620.31
  1996/12/31      30799.18                    30013.72
  1997/01/31      32573.90                    31888.98
  1997/02/28      32280.44                    32138.99
  1997/03/31      31176.48                    30818.40
  1997/04/30      32322.37                    32658.26
  1997/05/31      34390.55                    34646.49
  1997/06/30      35927.72                    36198.65
  1997/07/31      39379.35                    39078.98
  1997/08/31      37492.83                    36889.78
  1997/09/30      40133.96                    38910.23
  1997/10/31      38736.53                    37610.63
  1997/11/30      40106.01                    39351.62
  1997/12/31      41058.22                    40027.29
  1998/01/31      41089.97                    40469.99
  1998/02/28      44313.02                    43388.69
  1998/03/31      46662.84                    45610.62
  1998/04/30      47488.45                    46069.47
  1998/05/31      46345.29                    45277.53
  1998/06/30      47551.96                    47116.71
  1998/07/31      46408.80                    46614.91
  1998/08/31      39407.00                    39875.33
  1998/09/30      41328.13                    42429.74
  1998/10/31      43836.71                    45880.98
  1998/11/30      46075.38                    48661.82
  1998/12/31      50020.12                    51465.72
  1999/01/31      52459.71                    53618.01
  1999/02/28      50651.34                    51951.57
  1999/03/31      52476.77                    54030.15
  1999/04/30      53073.87                    56122.74
IMATRL PRASUN   SHR__CHT 19990430 19990512 103026 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Disciplined Equity Fund on April 30, 1989. As the chart shows, by April 30, 1999, the value of the investment would have grown to $53,074 - a 430.74% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $56,123 - a 461.23% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Powerful momentum in stock prices
and overwhelming investor
confidence provided the backdrop
for the surge in large-cap stock
prices during the six-month period
that ended April 30, 1999. Investor
confidence was further bolstered
by a near-perfect economic
environment of strong domestic
growth, low interest rates, benign
inflation and improving overseas
markets. The hype surrounding
equities was greatest in the
technology sector, most notably
Internet stocks. Pharmaceutical,
finance and telecommunications
shares also performed well. Late in
the period, economically sensitive
cyclical stocks outperformed other
sectors as investors worried about
the potential threat of inflation due to strong economic indicators in the
U.S. and signs that global markets
were beginning to turn around.
Approximately one month after
surpassing the 10,000 level in late
March, the Dow Jones Industrial
Average was flirting with 11,000. As
market leadership broadened into
cyclicals and value-oriented sectors,
the surge in stock prices continued to
drive the Dow Jones Industrials,
Standard & Poor's 500 and
NASDAQ indexes, which returned
26.58%, 22.32% and 43.55%,
respectively, for the six-month
period. The phenomenal
performance of a narrow group of
large-cap growth stocks, however,
masked the weak returns of the
overall market as the average stock
on the New York Stock Exchange
declined during the period.

(photograph of Bradford Lewis)

An interview with Bradford Lewis, Portfolio Manager of Fidelity
Disciplined Equity Fund

Q. HOW DID THE FUND PERFORM, BRAD?

A. For the six months that ended April 30, 1999, the fund returned 21.07%. During the same time period, the Standard & Poor's 500 Index returned 22.32% and the growth funds average tracked by Lipper Inc. returned 23.07%. For the 12 months that ended April 30, 1999, the fund returned 11.76%, while the S&P 500 returned 21.82% and the Lipper peer group returned 15.05%.

Q. COULD YOU DESCRIBE THE MARKET ENVIRONMENT DURING THE PERIOD?

A. Large-cap stocks continued their recent dominance over small caps in the latest six-month period, albeit by a smaller margin than in the preceding six months. Given the economic and political instability in many parts of the world, investors have preferred the perceived safety afforded by the stocks of large U.S.-based corporations.

Q. WHY DID THE FUND SLIGHTLY UNDERPERFORM THE S&P 500 AND THE PEER GROUP DURING THE SIX-MONTH PERIOD?

A. Early in the period, my quantitative models were predicting weak small-cap returns. As a result, I added more large-capitalization stocks to the portfolio. This shift helped performance because smaller-cap stocks definitely lagged the broader market. In addition, my models historically have been better at picking mid-cap stocks, but over the past year, they have also done well in choosing larger-cap names. However, the fund underperformed the S&P 500 and the Lipper peer group because it didn't own some of the hot Internet-related stocks and started the period off with smaller-cap stocks.

Q. WHY DIDN'T THE FUND OWN MORE INTERNET-RELATED STOCKS?

A. Many Internet companies are losing money and their stocks are trading at more than 100 times sales. I believe that, over three years, the Internet stocks will likely underperform the market - even if they continue upward in the short term. Generally, owning stocks that are losing money and trading at 100 times sales is a losing game and I like to play the odds. I discuss the high valuations of these Internet stocks in more detail at the end of this interview.

Q. WHICH INDIVIDUAL HOLDINGS PERFORMED WELL?

A. Charles Schwab, which was up 243% during the six-month period, was by far the biggest winner. Online trading is exploding and Schwab is getting caught up in the Internet hype. Another beneficiary of the Internet boom was Sun Microsystems, which gained 105% during the period. In addition, many retailers benefited from a very strong consumer situation. Consumer confidence was high during the period, so people were more willing to open their wallets. Best Buy was a good example of a retailer that benefited from high consumer spending. Other large-cap household names that continued to generate strong results were General Electric and Microsoft.

Q. WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

A. The biggest disappointment was H.J. Heinz, whose shares fell 18% during the six-month period. The company has done a restructuring of its pet food line, which was not as successful as management would have hoped. As a result, revenues lagged analysts' estimates in a market where investors are paying top dollar for top-line growth. Another detractor was Allstate. Industry malaise and pricing pressures have created an environment of lackluster premium growth and, in turn, slowing earnings growth for many insurers. Finally, pharmaceutical stocks, such as Warner-Lambert and Schering-Plough, suffered due to seasonal weakness and a few new product setbacks at the U.S. Food and Drug Administration during the period.

Q. WHAT'S YOUR OUTLOOK?

A. Many of the fund's holdings - particularly the retailers - benefited from strong consumer trends during the period. However, this aggressive spending wave has actually taken our savings rate as a nation into negative territory. Therefore, I don't think it can get much better from here for the companies that benefited from high consumer confidence over the past six months. Generally speaking, I think that if interest rates remain stable, the market should generate mediocre - but not great - returns. I'm also not terribly keen on the outlook for small-cap stocks. I believe that small caps are a better buy at the bottom of a bear market or a recession, and we weren't experiencing either at the end of the period.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to increase the value of
the fund's shares by investing
mainly in a diversified
portfolio of common stocks that
the manager determines, using
quantitative and fundamental
research, to be undervalued
compared to others in their
industries

FUND NUMBER: 315

TRADING SYMBOL: FDEQX

START DATE: December 28, 1988

SIZE: as of April 30, 1999,
more than $3.2 billion

MANAGER: Bradford Lewis,
since inception; manager,
Fidelity Stock Selector, since
1990; Fidelity Small Cap
Selector, since 1993;
joined Fidelity in 1985

BRAD LEWIS ON THE HIGH
VALUATIONS OF INTERNET STOCKS:

"Certainly many Internet
companies have above-average
growth prospects compared to
typical established industrial
stocks, but their valuations have
become problematic and some
traders have embraced these stocks
as a means of easy riches. In
general, `winning' stocks have
lower-than-average
price-to-earnings ratios with
above-average earnings growth
and increasing levels of earnings
estimate support from Wall Street.
Stocks that are expected to
underperform the market on a
one- to three-year level are those
that are losing money, trading at
extremely high price-to-sales
ratios and have large insider stock
sales. Most Internet stocks belong
in this category.

"For example, Priceline.com, an
online travel agency that has been
public for two months, recently
traded at a market capitalization
of $23.5 billion, or 118 times its
annualized sales. At the same
time, AMR, UAL, and Delta, the
three biggest airlines in the U.S.,
have combined sales of $51 billion
- absolutely dwarfing
Priceline.com's scale of business.
However, the combined market
cap of the big three airlines is
$25.2 billion, comparable to
Priceline.com. Although
Priceline.com may serve a
legitimate niche in the rapidly
growing online bookings field, this
valuation is simply in the
stratosphere.

"Internet stocks may well
continue their run for a few more
quarters. However, at some point,
I think the market will lose
patience with their decelerating
sales growth."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF APRIL
30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Microsoft Corp.                 4.4                      3.4

General Electric Co.            3.3                      3.2

Schering-Plough Corp.           3.2                      3.9

Fannie Mae                      3.2                      3.0

Amgen, Inc.                     3.0                      2.2

Lucent Technologies, Inc.       2.7                      1.6

Intel Corp.                     2.4                      2.1

Mobil Corp.                     2.4                      1.2

Best Buy Co., Inc.              2.2                      1.3

Guidant Corp.                   2.1                      1.8

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

TECHNOLOGY                      16.6                     16.1

FINANCE                         16.1                     12.8

HEALTH                          10.5                     14.0

UTILITIES                       10.0                     12.1

RETAIL & WHOLESALE              7.1                      6.1


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF APRIL 30, 1999*

Stocks 92.6%
Short-term
investments 7.4%
*FOREIGN
INVESTMENTS 2.0%

Row: 1, Col: 1, Value: 92.59999999999999
Row: 1, Col: 2, Value: 7.4

AS OF OCTOBER 31, 1998**

Stocks 97.2%
Short-term
investments 2.8%
**FOREIGN
INVESTMENTS 2.6%

Row: 1, Col: 1, Value: 97.2
Row: 1, Col: 2, Value: 6.8




INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 92.6%

                                 SHARES                     VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 2.3%

AEROSPACE & DEFENSE - 2.3%

Advanced Aerodynamics &           150,000                   $ 488
Structures, Inc. Class A (a)

Goodrich (B.F.) Co.               113,300                    4,504

Gulfstream Aerospace Corp. (a)    100,000                    4,875

Sundstrand Corp.                  150,000                    10,763

United Technologies Corp.         367,600                    53,256

                                                             73,886

DEFENSE ELECTRONICS - 0.0%

Raytheon Co. Class A              18,837                     1,303

TOTAL AEROSPACE & DEFENSE                                    75,189

BASIC INDUSTRIES - 1.5%

CHEMICALS & PLASTICS - 1.1%

Ashland, Inc.                     120,800                    5,104

Dow Chemical Co.                  200,000                    26,238

Solutia, Inc.                     200,000                    4,875

                                                             36,217

METALS & MINING - 0.2%

Martin Marietta Materials,        120,000                    7,418
Inc.

PAPER & FOREST PRODUCTS - 0.2%

Pentair, Inc.                     90,000                     4,230

TOTAL BASIC INDUSTRIES                                       47,865

CONSTRUCTION & REAL ESTATE -
0.8%

BUILDING MATERIALS - 0.6%

Crane Co.                         84,000                     2,431

Lafarge Corp.                     115,037                    3,890

Southdown, Inc.                   94,000                     6,022

USG Corp.                         124,700                    7,279

                                                             19,622

CONSTRUCTION - 0.2%

Centex Corp.                      166,000                    6,069

Fleetwood Enterprises, Inc.       10,200                     252

                                                             6,321

TOTAL CONSTRUCTION & REAL                                    25,943
ESTATE

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

DURABLES - 3.5%

AUTOS, TIRES, & ACCESSORIES -
2.1%

Ford Motor Co.                    834,000                   $ 53,324

General Motors Corp.              100,000                    8,894

Navistar International Corp.      100,000                    5,231
(a)

                                                             67,449

CONSUMER ELECTRONICS - 0.8%

Maytag Corp.                      364,000                    24,889

TEXTILES & APPAREL - 0.6%

VF Corp.                          415,000                    21,373

TOTAL DURABLES                                               113,711

ENERGY - 6.3%

OIL & GAS - 6.3%

Amerada Hess Corp.                150,000                    8,550

Chevron Corp.                     307,000                    30,623

Coastal Corp. (The)               280,000                    10,710

Exxon Corp.                       478,000                    39,704

Mobil Corp.                       745,000                    78,039

Texaco, Inc.                      643,000                    40,348

                                                             207,974

FINANCE - 16.1%

BANKS - 2.9%

AmSouth Bancorp.                  223,050                    10,609

Chase Manhattan Corp.             500,000                    41,375

Comerica, Inc.                    160,500                    10,443

Wells Fargo & Co.                 800,000                    34,550

                                                             96,977

CREDIT & OTHER FINANCE - 1.4%

Citigroup, Inc.                   600,000                    45,150

FEDERAL SPONSORED CREDIT - 4.9%

Fannie Mae                        1,449,000                  102,788

Freddie Mac                       901,000                    56,538

                                                             159,326

INSURANCE - 4.7%

Allstate Corp.                    1,224,000                  44,523

Ambac Financial Group, Inc.       122,400                    7,390

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

INSURANCE - CONTINUED

American General Corp.            150,000                   $ 11,100

American International Group,     285,997                    33,587
Inc.

Annuity & Life Re Holdings        2,800                      55
Ltd.

Everest Reinsurance Holdings,     155,000                    4,698
Inc.

Financial Security Assurance      35,000                     1,999
Holdings Ltd.

Lincoln National Corp.            288,400                    27,704

Nationwide Financial              100,000                    4,638
Services, Inc. Class A

Old Republic International        367,500                    7,189
Corp.

Protective Life Corp.             110,000                    4,311

Transatlantic Holdings, Inc.      40,500                     3,113

Travelers Property Casualty       80,000                     2,760
Corp. Class A

                                                             153,067

SAVINGS & LOANS - 0.5%

Golden West Financial Corp.       150,000                    15,019

SECURITIES INDUSTRY - 1.7%

Schwab (Charles) Corp.            525,000                    57,619

TOTAL FINANCE                                                527,158

HEALTH - 10.5%

DRUGS & PHARMACEUTICALS - 7.1%

Amgen, Inc. (a)                   1,581,400                  97,157

Rexall Sundown, Inc. (a)          100,000                    1,731

Schering-Plough Corp.             2,160,800                  104,394

Sigma-Aldrich Corp.               100,000                    3,250

Warner-Lambert Co.                385,000                    26,156

                                                             232,688

MEDICAL EQUIPMENT & SUPPLIES
- 2.6%

Abbott Laboratories               38,000                     1,841

Becton, Dickinson & Co.           206,000                    7,661

Guidant Corp.                     1,298,000                  69,686

Resmed, Inc. (a)                  20,000                     529

Steris Corp. (a)                  280,000                    4,970

                                                             84,687

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

MEDICAL FACILITIES MANAGEMENT
- 0.8%

Universal Health Services,        44,000                    $ 2,280
Inc. Class B (a)

Wellpoint Health Networks,        359,000                    25,220
Inc. (a)

                                                             27,500

TOTAL HEALTH                                                 344,875

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.3%

ELECTRICAL EQUIPMENT - 3.3%

General Electric Co.              1,021,000                  107,716

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.9%

Ingersoll-Rand Co.                124,500                    8,614

Tyco International Ltd.           668,000                    54,275

                                                             62,889

POLLUTION CONTROL - 0.1%

Ogden Corp.                       169,000                    4,362

TOTAL INDUSTRIAL MACHINERY &                                 174,967
EQUIPMENT

MEDIA & LEISURE - 5.0%

ENTERTAINMENT - 3.3%

Carnival Corp.                    1,436,000                  59,235

Viacom, Inc. Class B              1,198,000                  48,968
(non-vtg.) (a)

                                                             108,203

PUBLISHING - 1.7%

McGraw-Hill Companies, Inc.       748,800                    41,371

New York Times Co. (The)          446,000                    15,387
Class A

                                                             56,758

TOTAL MEDIA & LEISURE                                        164,961

NONDURABLES - 5.8%

BEVERAGES - 1.8%

Anheuser-Busch Companies,         680,000                    49,725
Inc.

Canandaigua Wine, Inc. Class      42,000                     2,163
A (a)

Coors (Adolph) Co. Class B        128,000                    6,848

                                                             58,736

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

NONDURABLES - CONTINUED

FOODS - 3.7%

General Mills, Inc.               200,000                   $ 14,625

Heinz (H.J.) Co.                  1,053,000                  49,162

Interstate Bakeries Corp.         43,900                     977

Pilgrims Pride Corp.              40,000                     745

Quaker Oats Co.                   799,000                    51,585

Ralcorp Holdings, Inc. (a)        120,000                    2,205

                                                             119,299

HOUSEHOLD PRODUCTS - 0.3%

Avon Products, Inc.               203,400                    11,047

Playtex Products, Inc. (a)        900                        15

                                                             11,062

TOTAL NONDURABLES                                            189,097

PRECIOUS METALS - 0.2%

Barrick Gold Corp.                400,000                    8,085

RETAIL & WHOLESALE - 7.1%

APPAREL STORES - 0.6%

Intimate Brands, Inc. Class A     54,500                     2,725

Ross Stores, Inc.                 224,000                    10,290

TJX Companies, Inc.               200,000                    6,663

                                                             19,678

GENERAL MERCHANDISE STORES -
3.8%

Costco Companies, Inc. (a)        164,000                    13,274

Dayton Hudson Corp.               552,000                    37,157

Federated Department Stores,      123,000                    5,743
Inc. (a)

Wal-Mart Stores, Inc.             1,500,000                  69,000

                                                             125,174

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.7%

Best Buy Co., Inc. (a)            1,496,000                  71,434

Office Depot, Inc. (a)            282,000                    6,204

Tandy Corp.                       141,100                    10,221

                                                             87,859

TOTAL RETAIL & WHOLESALE                                     232,711

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

SERVICES - 1.1%

ADVERTISING - 0.7%

Mpath Interactive, Inc. (a)       700                       $ 28

Omnicom Group, Inc.               304,000                    22,040

                                                             22,068

LEASING & RENTAL - 0.1%

Hertz Corp. Class A               87,500                     5,223

PRINTING - 0.3%

Valassis Communications, Inc.     173,000                    9,688
(a)

SERVICES - 0.0%

ACNielsen Corp. (a)               35,600                     992

TOTAL SERVICES                                               37,971

TECHNOLOGY - 16.6%

COMMUNICATIONS EQUIPMENT - 3.6%

Cisco Systems, Inc. (a)           250,000                    28,516

Lucent Technologies, Inc.         1,500,000                  90,188

                                                             118,704

COMPUTER SERVICES & SOFTWARE
- 5.9%

AppliedTheory Corp. (a)           800                        16

Informatica Corp. (a)             900                        25

International Business            21,200                     4,435
Machines Corp.

Marimba, Inc. (a)                 700                        43

Microsoft Corp. (a)               1,775,600                  144,368

Pacific Internet Ltd. (a)         500                        40

Prodigy Communications Corp.      1,700                      46
(a)

Razorfish, Inc. (a)               800                        35

Sterling Software, Inc. (a)       318,200                    6,583

Synopsys, Inc. (a)                528,000                    24,882

Unisys Corp. (a)                  418,500                    13,157

                                                             193,630

COMPUTERS & OFFICE EQUIPMENT
- 3.7%

Dell Computer Corp. (a)           924,700                    38,086

EMC Corp. (a)                     200,000                    21,788

Hewlett-Packard Co.               200,000                    15,775

Lexmark International Group,      357,000                    44,090
Inc. Class A (a)

                                                             119,739

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - 3.4%

Intel Corp.                       1,300,000                 $ 79,544

Motorola, Inc.                    400,000                    32,050

                                                             111,594

TOTAL TECHNOLOGY                                             543,667

TRANSPORTATION - 0.5%

AIR TRANSPORTATION - 0.5%

Comair Holdings, Inc.             78,750                     1,737

Southwest Airlines Co.            375,000                    12,211

Viad Corp.                        44,800                     1,481

                                                             15,429

UTILITIES - 10.0%

CELLULAR - 0.3%

Century Telephone                 238,500                    9,600
Enterprises, Inc.

ELECTRIC UTILITY - 4.3%

DQE, Inc.                         219,400                    9,037

DTE Energy Co.                    623,000                    25,426

Energy East Corp.                 466,000                    12,320

FirstEnergy Corp.                 195,000                    5,789

FPL Group, Inc.                   642,000                    36,193

GPU, Inc.                         345,200                    13,161

NiSource, Inc.                    258,000                    7,160

PP&L Resources, Inc.              301,000                    8,409

Public Service Enterprise         438,000                    17,520
Group, Inc.

Reliant Energy, Inc.              147,700                    4,182

Utilicorp United, Inc.            128,127                    3,131

                                                             142,328

GAS - 0.8%

Columbia Gas System, Inc.         76,500                     3,677

Enron Corp.                       300,000                    22,575

                                                             26,252

TELEPHONE SERVICES - 4.6%

Ameritech Corp.                   889,000                    60,841

AT&T Corp.                        284,500                    14,367

Bell Atlantic Corp.               500,000                    28,813

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

GTE Corp.                         300,000                   $ 20,081

U.S. WEST, Inc.                   500,000                    26,156

                                                             150,258

TOTAL UTILITIES                                              328,438

TOTAL COMMON STOCKS                                          3,038,041
(Cost $2,143,252)

CASH EQUIVALENTS - 7.4%



Taxable Central Cash Fund (b)     241,012,721                241,013
(Cost $241,013)


SECURITIES - 100%
(Cost $2,384,265)


LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $2,384,265,000. Net unrealized appreciation aggregated $894,789,000, of which $926,035,000 related to appreciated investment securities and $31,246,000 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                     APRIL 30,
                                      1999 (UNAUDITED)

ASSETS

Investment in securities, at               $ 3,279,054
value (cost $2,384,265) -
See accompanying schedule

Receivable for investments                  43,763
sold

Receivable for fund shares                  2,098
sold

Dividends receivable                        2,535

Interest receivable                         755

Other receivables                           570

 TOTAL ASSETS                               3,328,775

LIABILITIES

Payable for investments         $ 118,873
purchased

Payable for fund shares          4,593
redeemed

Accrued management fee           1,152

Other payables and accrued       635
expenses

 TOTAL LIABILITIES                          125,253

NET ASSETS                                 $ 3,203,522

Net Assets consist of:

Paid in capital                            $ 2,191,586

Undistributed net investment                9,240
income

Accumulated undistributed net               107,907
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 894,789
(depreciation) on investments

NET ASSETS, for 102,969                    $ 3,203,522
shares outstanding

NET ASSET VALUE, offering                   $31.11
price and redemption price
per share ($3,203,522
(divided by) 102,969 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS SIX
                     MONTHS ENDED APRIL 30, 1999
                                      (UNAUDITED)

INVESTMENT INCOME                        $ 18,013
Dividends

Interest                                  3,181

 TOTAL INCOME                             21,194

EXPENSES

Management fee Basic fee       $ 9,050

 Performance adjustment         (2,495)

Transfer agent fees             3,030

Accounting fees and expenses    432

Non-interested trustees'        7
compensation

Custodian fees and expenses     26

Registration fees               42

Audit                           23

Legal                           12

 Total expenses before          10,127
reductions

 Expense reductions             (226)     9,901

NET INVESTMENT INCOME                     11,293

REALIZED AND UNREALIZED GAIN              107,819
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                  460,325
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                           568,144

NET INCREASE (DECREASE) IN               $ 579,437
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             SIX MONTHS ENDED APRIL  YEAR ENDED OCTOBER 31, 1998
                                 30,1999 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 11,293                $ 31,427
income

 Net realized gain (loss)         107,819                 275,380

 Change in net unrealized         460,325                 11,152
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       579,437                 317,959
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (22,198)                (21,463)
From net investment income

 From net realized gain           (183,652)               (283,354)

 TOTAL DISTRIBUTIONS              (205,850)               (304,817)

Share transactions Net            330,148                 1,204,102
proceeds from sales of shares

 Reinvestment of distributions    198,151                 297,889

 Cost of shares redeemed          (499,436)               (1,072,145)

 NET INCREASE (DECREASE) IN       28,863                  429,846
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       402,450                 442,988
IN NET ASSETS

NET ASSETS

 Beginning of period              2,801,072               2,358,084

 End of period (including        $ 3,203,522             $ 2,801,072
undistributed net investment
income of $9,240 and
$29,680, respectively)

OTHER INFORMATION
Shares

 Sold                             11,125                  43,592

 Issued in reinvestment of        7,237                   11,427
distributions

 Redeemed                         (16,833)                (38,633)

 Net increase (decrease)          1,529                   16,386


FINANCIAL HIGHLIGHTS

                                                                YEARS ENDED OCTOBER 31,

                               SIX MONTHS ENDED APRIL 30, 1999  1998                1997     1996     1995     1994

                               (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 27.61                          $ 27.72             $ 22.87  $ 23.04  $ 18.94  $ 19.48
period

Income from Investment
Operations

Net investment  income          .11 D                            .31 D               .32 D    .26      .30      .21

Net realized  and unrealized    5.43                             3.13                6.25     2.10     4.57     .50
gain (loss)

Total from investment           5.54                             3.44                6.57     2.36     4.87     .71
operations

Less Distributions

 From net investment income     (.22)                            (.25)               (.23)    (.30)    (.25)    (.21)

From net  realized gain         (1.82)                           (3.30)              (1.49)   (2.23)   (.52)    (1.04)

Total distributions             (2.04)                           (3.55)              (1.72)   (2.53)   (.77)    (1.25)

Net asset value,  end of       $ 31.11                          $ 27.61             $ 27.72  $ 22.87  $ 23.04  $ 18.94
period

TOTAL RETURNB, C                21.07%                           13.17%              30.66%   11.31%   26.98%   4.01%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in  $ 3,204                          $ 2,801             $ 2,358  $ 2,146  $ 2,088  $ 1,082
millions)

Ratio of expenses to average    .66% A                           .67%                .69%     .81%     .96%     1.07%
net assets

Ratio of expenses to average    .65% A, E                        .64% E              .64% E   .75% E   .93% E   1.05% E
net assets after expense
reductions

Ratio of net investment         .74% A                           1.10%               1.28%    1.22%    1.81%    1.43%
income to average net assets

Portfolio turnover rate         27% A                            125%                127%     297%     221%     139%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Disciplined Equity Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME - CONTINUED

earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, non-taxable dividends, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity
Investments Money

2. OPERATING POLICIES -
CONTINUED

TAXABLE CENTRAL CASH FUND - CONTINUED

Management, Inc., an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $389,891,000 and $656,676,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .43% of average net assets after the performance adjustment.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .20% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $68,000 for the period.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $195,000 under this arrangement.

In addition, the fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $31,000 under this arrangement.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI





INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Bradford F. Lewis, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

FDE-SANN-0699  78267
1.703636.101

CUSTODIAN
State Street Bank and Trust
North Quincy, MA

FIDELITY'S GROWTH FUNDS
Aggresive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
ContrafundSM
ContrafundSM II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity FiftySM
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(2_FIDELITY_LOGOS)(registered trademark)
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FIDELITY
STOCK SELECTOR

SEMIANNUAL REPORT
APRIL 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    9   A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           10  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  19  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 23  Notes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

With 13 record-high closings, the Dow Jones Industrial Average surged nearly 1,000 points in April. What's particularly noteworthy about this performance is that, in some cases, gains were fueled by a rotation out of growth stocks and into issues more sensitive to economic swings. The strength in blue chips, combined with heavy global, corporate and agency bond issuance, contributed to the downward pressure on government security prices.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999    PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY STOCK SELECTOR         24.31%         8.00%        151.36%       451.60%

S&P 500 (registered trademark)  22.32%         21.82%       228.90%       439.92%

Growth Funds Average            23.07%         15.05%       163.23%       n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 28, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 1,115 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY STOCK SELECTOR         8.00%        20.24%        22.01%

S&P 500                         21.82%       26.89%        21.71%

Growth Funds Average            15.05%       20.90%        n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Stock Selector              S&P 500
             00320                       SP001
  1990/09/28      10000.00                    10000.00
  1990/10/31       9800.00                     9957.00
  1990/11/30      10660.00                    10600.22
  1990/12/31      11150.69                    10895.97
  1991/01/31      12313.89                    11371.03
  1991/02/28      13376.82                    12184.06
  1991/03/31      13948.39                    12478.92
  1991/04/30      14179.02                    12508.87
  1991/05/31      14800.74                    13049.25
  1991/06/30      13988.50                    12451.59
  1991/07/31      14640.29                    13031.84
  1991/08/31      14921.07                    13340.69
  1991/09/30      14870.93                    13117.90
  1991/10/31      15231.92                    13293.68
  1991/11/30      14670.38                    12757.95
  1991/12/31      16273.85                    14217.46
  1992/01/31      16763.21                    13953.01
  1992/02/29      17408.75                    14134.40
  1992/03/31      17065.16                    13858.78
  1992/04/30      16940.21                    14266.23
  1992/05/31      17002.68                    14336.13
  1992/06/30      16721.56                    14122.52
  1992/07/31      17398.34                    14700.13
  1992/08/31      16940.21                    14398.78
  1992/09/30      17127.63                    14568.69
  1992/10/31      17460.81                    14619.68
  1992/11/30      18210.47                    15118.21
  1992/12/31      18783.92                    15304.16
  1993/01/31      19306.58                    15432.72
  1993/02/28      19263.92                    15642.60
  1993/03/31      19957.25                    15972.66
  1993/04/30      19338.58                    15586.12
  1993/05/31      19882.58                    16003.83
  1993/06/30      20277.25                    16050.24
  1993/07/31      20234.58                    15986.04
  1993/08/31      21119.91                    16591.91
  1993/09/30      21706.57                    16464.15
  1993/10/31      21493.24                    16804.96
  1993/11/30      20767.91                    16645.32
  1993/12/31      21408.36                    16846.72
  1994/01/31      22447.38                    17419.51
  1994/02/28      22344.62                    16947.44
  1994/03/31      21339.85                    16208.54
  1994/04/30      21945.00                    16416.00
  1994/05/31      21750.89                    16685.23
  1994/06/30      21088.66                    16276.44
  1994/07/31      21408.36                    16810.31
  1994/08/31      22607.23                    17499.53
  1994/09/30      21785.15                    17070.79
  1994/10/31      22207.60                    17454.88
  1994/11/30      21134.33                    16819.18
  1994/12/31      21574.27                    17068.60
  1995/01/31      20851.51                    17511.19
  1995/02/28      22176.56                    18193.60
  1995/03/31      22995.69                    18730.50
  1995/04/30      23814.81                    19282.11
  1995/05/31      24212.33                    20052.82
  1995/06/30      26091.49                    20518.64
  1995/07/31      28091.12                    21199.04
  1995/08/31      28295.90                    21252.25
  1995/09/30      29645.04                    22149.10
  1995/10/31      29211.39                    22070.02
  1995/11/30      30006.42                    23038.90
  1995/12/31      29442.18                    23482.63
  1996/01/31      29813.69                    24281.98
  1996/02/29      30211.73                    24507.07
  1996/03/31      30463.83                    24743.07
  1996/04/30      31472.21                    25107.79
  1996/05/31      31949.87                    25755.32
  1996/06/30      31445.68                    25853.44
  1996/07/31      30092.32                    24711.24
  1996/08/31      30662.85                    25232.40
  1996/09/30      32321.38                    26652.48
  1996/10/31      33157.28                    27387.55
  1996/11/30      35174.05                    29457.78
  1996/12/31      34481.90                    28874.22
  1997/01/31      36303.59                    30678.28
  1997/02/28      35942.14                    30918.80
  1997/03/31      34684.31                    29648.35
  1997/04/30      35985.52                    31418.35
  1997/05/31      38067.44                    33331.10
  1997/06/30      39961.42                    34824.33
  1997/07/31      43344.55                    37595.31
  1997/08/31      41363.82                    35489.22
  1997/09/30      44313.22                    37432.96
  1997/10/31      42505.99                    36182.70
  1997/11/30      43648.16                    37857.60
  1997/12/31      44439.65                    38507.61
  1998/01/31      44308.61                    38933.51
  1998/02/28      47453.62                    41741.39
  1998/03/31      50418.45                    43878.97
  1998/04/30      51073.66                    44320.39
  1998/05/31      49517.53                    43558.52
  1998/06/30      50631.39                    45327.87
  1998/07/31      49026.13                    44845.13
  1998/08/31      40704.95                    38361.42
  1998/09/30      42572.30                    40818.85
  1998/10/31      44374.13                    44139.06
  1998/11/30      46978.59                    46814.33
  1998/12/31      50954.05                    49511.77
  1999/01/31      53527.49                    51582.35
  1999/02/28      51202.52                    49979.17
  1999/03/31      53190.28                    51978.84
  1999/04/30      55160.29                    53991.98
IMATRL PRASUN   SHR__CHT 19990430 19990511 085557 R00000000000106

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Stock Selector on September 28, 1990, when the fund started. As the chart shows, by April 30, 1999, the value of the investment would have grown to $55,160 - a 451.60% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $53,992 - a 439.92% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Powerful momentum in stock prices
and overwhelming investor
confidence provided the backdrop
for the surge in large-cap stock
prices during the six-month period
that ended April 30, 1999. Investor
confidence was further bolstered
by a near-perfect economic
environment of strong domestic
growth, low interest rates, benign
inflation and improving overseas
markets. The hype surrounding
equities was greatest in the
technology sector, most notably
Internet stocks. Pharmaceutical,
finance and telecommunications
shares also performed well. Late in
the period, economically sensitive
cyclical stocks outperformed other
sectors as investors worried about
the potential threat of inflation due to strong economic indicators in the
U.S. and signs that global markets
were beginning to turn around.
Approximately one month after
surpassing the 10,000 level in late
March, the Dow Jones Industrial
Average was flirting with 11,000. As
market leadership broadened into
cyclicals and value-oriented sectors,
the surge in stock prices continued to
drive the Dow Jones Industrials,
Standard & Poor's 500 and
NASDAQ indexes, which returned
26.58%, 22.32% and 43.55%,
respectively, for the six-month
period. The phenomenal
performance of a narrow group of
large-cap growth stocks, however,
masked the weak returns of the
overall market as the average stock
on the New York Stock Exchange
declined during the period.

(photograph of Bradford Lewis)

An interview with Bradford Lewis, Portfolio Manager of Fidelity
Stock Selector Fund

Q. HOW DID THE FUND PERFORM, BRAD?

A. For the six months that ended April 30, 1999, the fund returned 24.31%. During the same time period, the Standard & Poor's 500 Index returned 22.32% and the growth funds average tracked by Lipper Inc. returned 23.07%. For the 12 months that ended April 30, 1999, the fund returned 8.00%, compared to 21.82% for the S&P 500 and 15.05% for the Lipper peer group.

Q. WHAT HELPED THE FUND OUTPERFORM THE BENCHMARK AND ITS PEER GROUP DURING THE SIX-MONTH PERIOD?

A. An increased position in large-capitalization stocks helped the fund. Beginning in November, I added more large-cap names to the portfolio because my models were predicting weak small-cap returns. This was somewhat of a significant move considering that the fund was focused on mid-cap stocks. In addition, I've been a bit more aggressive in making sector rotations. I reduced the fund's weighting in utilities quite a bit at the beginning of the year, a period of time when these stocks historically do not perform well. In February, I increased the fund's energy holdings, which was fortunate in hindsight given the rise in oil prices over the past three months. Finally, the fund's increased position in retail holdings helped performance as consumer spending rallied and sent many of these stocks soaring.

Q. WHICH INDIVIDUAL HOLDINGS HELPED PERFORMANCE?

A. VISX, a maker of lasers for eye surgery, was a big winner for the fund. Its stock climbed 413% during the period. Lexmark, a manufacturer of low-end computer printers, gained 76%. The company has been able to garner large gross margins on its printer cartridges. Another strong performer was Dayton Hudson, whose Target stores have done incredibly well. Many retailers benefited from a very strong consumer situation during the period. Economic reports showed that consumer confidence was high, so people were more willing to open their wallets.

Q. TECHNOLOGY REPRESENTED ABOUT 17% OF THE FUND AT THE END OF THE
PERIOD. HOW DID THESE HOLDINGS FARE?

A. Pretty well. For example, Lucent Technologies was a rocket ship. The company continued to deliver reliable, above-average earnings growth. In addition, Apple Computer and Best Buy were both strong performers as computer sales continued at a brisk pace during the period. Finally, almost any stock that had ties to the Internet generated phenomenal returns during the period, including Microsoft and Sun Microsystems.

Q. WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

A. Warner-Lambert and Schering-Plough were two of the biggest detractors during the period as many of the drug stocks suffered due to seasonal weakness and a couple of new product setbacks at the U.S. Food and Drug Administration. Another detractor was CKE Restaurants, a mini-conglomerate of fast-food chains. The company predicted a big turnaround at its Hardees chain that never really manifested itself. Finally, Homestake Mining hurt performance, as the price of gold - and inflation - remained low. Generally, I don't tend to hold onto losing stocks for long. As a result, the fund sold its positions in CKE Restaurants and Homestake Mining by the end of the period.

Q. WHAT'S YOUR OUTLOOK, BRAD?

A. Many of the fund's holdings - particularly the retailers - benefited from strong consumer trends during the period. However, this aggressive spending wave has actually taken our savings rate as a nation into negative territory. Therefore, I don't think it can get much better from here for the companies that benefited from high consumer confidence over the past six months. Generally speaking, I think that if interest rates remain stable, the market should generate mediocre - but not great - returns. I'm also not terribly keen on the outlook for small-cap stocks. I believe that small caps are a better buy at the bottom of a bear market or a recession and we weren't experiencing either at the end of the period.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to increase the value of
the fund's shares by investing
mainly in a diversified
portfolio of common stocks
that the manager determines,
using quantitative and
fundamental research, to be
undervalued compared to
others in their industries

FUND NUMBER: 320

TRADING SYMBOL: FDSSX

START DATE: September 28,
1990

SIZE: as of April 30, 1999,
more than $1.6 billion

MANAGER: Bradford Lewis,
since 1990; manager,
Fidelity Disciplined Equity,
since 1988; Fidelity Small
Cap Selector, since 1993;
joined Fidelity in 1985

BRAD LEWIS ON THE HIGH
VALUATIONS OF INTERNET STOCKS:

"Certainly many Internet
companies have above-average
growth prospects compared to a
typical established industrial
stock, but some traders have
embraced these stocks as a means
of easy riches and their valuations
have become problematic. In
general, `winning' stocks have
lower-than-average
price-to-earnings ratios with
above-average earnings growth and
increasing levels of earnings
estimate support from Wall Street.
Stocks that are expected to
underperform the market on a
one- to three-year level are those
that are losing money, trading at
extremely high price-to-sales
ratios and have large insider stock
sales. Most Internet stocks belong
in this category.

"For example, Priceline.com, an
online travel agency that has been
public for two months, recently
traded at a market capitalization
of $23.5 billion, or 118 times its
annualized sales. At the same
time, AMR, UAL and Delta, the
three biggest airlines in the U.S.,
have combined sales of $51 billion
- absolutely dwarfing
Priceline.com's scale of business.
However, the combined market
cap of the big three airlines is
$25.2 billion, comparable to
Priceline.com. Although
Priceline.com may serve a
legitimate niche in the rapidly
growing online bookings field, this
valuation is troublesome because
the company is losing money.

"Internet stocks may well
continue their run for a few more
quarters. However, at some point,
I think the market will lose
patience with their decelerating
sales growth."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF APRIL
30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Microsoft Corp.                 4.3                      3.3

Dayton Hudson Corp.             3.1                      2.2

Best Buy Co., Inc.              2.6                      1.5

Ameritech Corp.                 2.4                      1.4

Intel Corp.                     2.3                      0.0

Lucent Technologies, Inc.       2.3                      1.7

Apple Computer, Inc.            2.2                      2.0

Ford Motor Co.                  2.1                      0.0

Schering-Plough Corp.           2.0                      3.2

TJX Companies, Inc.             1.9                      1.3

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

TECHNOLOGY                      16.6                     14.9

RETAIL & WHOLESALE              12.7                     9.8

FINANCE                         12.2                     17.3

HEALTH                          10.0                     13.5

DURABLES                        6.9                      4.1


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF APRIL 30, 1999 *

Stocks and investment
companies 87.2%
Short-term
investments 12.8%
*FOREIGN
INVESTMENTS 4.7%

Row: 1, Col: 1, Value: 87.2
Row: 1, Col: 2, Value: 12.8

AS OF OCTOBER 31,1998 **

Stocks and investment
companies 98.5%
Short-term
investments 1.5%
**FOREIGN
INVESTMENTS 6.0%

Row: 1, Col: 1, Value: 98.5
Row: 1, Col: 2, Value: 1.5




INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 84.1%

                                 SHARES                     VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 2.6%

AEROSPACE & DEFENSE - 2.0%

Advanced Aerodynamics &           150,000                   $ 488
Structures, Inc. Class A (a)

Boeing Co.                        250,000                    10,156

United Technologies Corp.         174,000                    25,208

                                                             35,852

DEFENSE ELECTRONICS - 0.0%

Raytheon Co. Class A              10,841                     750

SHIP BUILDING & REPAIR - 0.6%

General Dynamics Corp.            150,000                    10,538

TOTAL AEROSPACE & DEFENSE                                    47,140

BASIC INDUSTRIES - 1.3%

CHEMICALS & PLASTICS - 0.7%

Ashland, Inc.                     200,000                    8,450

Solutia, Inc.                     150,000                    3,656

                                                             12,106

PAPER & FOREST PRODUCTS - 0.6%

Kimberly-Clark Corp.              123,500                    7,572

Pentair, Inc.                     70,000                     3,290

                                                             10,862

TOTAL BASIC INDUSTRIES                                       22,968

CONSTRUCTION & REAL ESTATE -
0.7%

BUILDING MATERIALS - 0.5%

Masco Corp.                       17,000                     499

Southdown, Inc.                   22,600                     1,448

USG Corp.                         116,300                    6,789

                                                             8,736

CONSTRUCTION - 0.2%

Centex Corp.                      97,800                     3,576

TOTAL CONSTRUCTION & REAL                                    12,312
ESTATE

DURABLES - 6.9%

AUTOS, TIRES, & ACCESSORIES -
4.0%

Danaher Corp.                     70,000                     4,651

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

AUTOS, TIRES, & ACCESSORIES -
CONTINUED

Ford Motor Co.                    600,000                   $ 38,363

General Motors Corp.              250,000                    22,234

Navistar International Corp.      88,800                     4,645
(a)

Toyota Motor Corp.                100,000                    2,862

                                                             72,755

CONSUMER ELECTRONICS - 1.3%

Black & Decker Corp.              83,000                     4,710

Maytag Corp.                      290,400                    19,856

                                                             24,566

HOME FURNISHINGS - 0.2%

Knoll, Inc. (a)                   123,000                    2,952

TEXTILES & APPAREL - 1.4%

Mohawk Industries, Inc. (a)       141,000                    4,547

Shaw Industries, Inc. (a)         371,000                    6,724

VF Corp.                          261,000                    13,442

                                                             24,713

TOTAL DURABLES                                               124,986

ENERGY - 2.6%

OIL & GAS - 2.6%

Chevron Corp.                     200,000                    19,950

Coastal Corp. (The)               318,000                    12,164

Shell Transport & Trading Co.     300,000                    2,272
PLC (Reg.)

Union Pacific Resources           1,000,000                  14,000
Group, Inc.

                                                             48,386

FINANCE - 12.2%

BANKS - 0.5%

Chase Manhattan Corp.             77,900                     6,446

Unicredito Italiano Spa           300,000                    1,529

UnionBanCal Corp.                 42,000                     1,433

                                                             9,408

CREDIT & OTHER FINANCE - 5.2%

American Express Co.              200,000                    26,138

Citigroup, Inc.                   400,000                    30,100

Countrywide Credit                327,157                    14,824
Industries, Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

CREDIT & OTHER FINANCE -
CONTINUED

Fleet Financial Group, Inc.       520,000                   $ 22,393

Old Kent Financial Corp.          33,000                     1,559

                                                             95,014

FEDERAL SPONSORED CREDIT - 3.3%

Fannie Mae                        402,000                    28,517

Freddie Mac                       509,000                    31,940

                                                             60,457

INSURANCE - 1.6%

AFLAC, Inc.                       153,000                    8,300

Allstate Corp.                    150,000                    5,456

Ambac Financial Group, Inc.       104,000                    6,279

Annuity & Life Re Holdings        1,900                      38
Ltd.

Jefferson-Pilot Corp.             76,000                     5,121

Nationwide Financial              60,000                     2,783
Services, Inc. Class A

                                                             27,977

SAVINGS & LOANS - 0.8%

Dime Bancorp, Inc.                156,300                    3,605

Golden West Financial Corp.       59,000                     5,907

Washington Mutual, Inc.           114,900                    4,725

                                                             14,237

SECURITIES INDUSTRY - 0.8%

Edwards (A.G.), Inc.              60,000                     2,100

Morgan Stanley, Dean Witter &     128,000                    12,696
Co.

                                                             14,796

TOTAL FINANCE                                                221,889

HEALTH - 10.0%

DRUGS & PHARMACEUTICALS - 6.4%

Allergan, Inc.                    30,000                     2,696

Amgen, Inc. (a)                   406,000                    24,944

Bristol-Myers Squibb Co.          350,000                    22,247

Genentech, Inc. (special) (a)     35,000                     2,962

Novartis AG (Reg.)                2,000                      2,930

Pharmacia & Upjohn, Inc.          25,000                     1,400

Schering-Plough Corp.             775,000                    37,442

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

Takeda Chemical Industries        50,000                    $ 2,174
Ltd.

Warner-Lambert Co.                296,000                    20,110

                                                             116,905

MEDICAL EQUIPMENT & SUPPLIES
- 1.9%

Guidant Corp.                     188,200                    10,104

Johnson & Johnson                 150,000                    14,625

VISX, Inc. (a)                    80,000                     10,300

                                                             35,029

MEDICAL FACILITIES MANAGEMENT
- 1.7%

Lincare Holdings, Inc. (a)        144,000                    4,266

PacifiCare Health Systems,        260,000                    20,743
Inc. Class B (a)

Trigon Healthcare, Inc. (a)       150,000                    4,763

                                                             29,772

TOTAL HEALTH                                                 181,706

HOLDING COMPANIES - 0.1%

PartnerRe Ltd.                    30,000                     1,238

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.3%

ELECTRICAL EQUIPMENT - 1.9%

General Electric Co.              124,000                    13,082

General Instrument Corp. (a)      587,400                    21,440

                                                             34,522

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.2%

Ingersoll-Rand Co.                367,100                    25,399

Tyco International Ltd.           409,000                    33,231

                                                             58,630

POLLUTION CONTROL - 0.2%

Ogden Corp.                       124,900                    3,224

TOTAL INDUSTRIAL MACHINERY &                                 96,376
EQUIPMENT

MEDIA & LEISURE - 3.3%

BROADCASTING - 0.8%

Time Warner, Inc.                 200,000                    14,000

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

ENTERTAINMENT - 0.8%

Viacom, Inc. Class B              356,000                   $ 14,552
(non-vtg.) (a)

LEISURE DURABLES & TOYS - 0.4%

Hasbro, Inc.                      220,500                    7,525

PUBLISHING - 0.8%

Knight-Ridder, Inc.               103,000                    5,543

McGraw-Hill Companies, Inc.       174,400                    9,636

                                                             15,179

RESTAURANTS - 0.5%

Darden Restaurants, Inc.          225,000                    5,020

Foodmaker, Inc. (a)               157,000                    3,788

                                                             8,808

TOTAL MEDIA & LEISURE                                        60,064

NONDURABLES - 1.2%

BEVERAGES - 0.8%

Anheuser-Busch Companies,         114,000                    8,336
Inc.

Canandaigua Wine, Inc. Class      48,000                     2,472
A (a)

Coors (Adolph) Co. Class B        77,200                     4,130

                                                             14,938

HOUSEHOLD PRODUCTS - 0.4%

Clorox Co.                        69,000                     7,961

TOTAL NONDURABLES                                            22,899

PRECIOUS METALS - 0.5%

Barrick Gold Corp.                500,000                    10,106

RETAIL & WHOLESALE - 12.7%

APPAREL STORES - 4.3%

Brown Group, Inc.                 80,000                     1,305

Gap, Inc.                         469,000                    31,218

Ross Stores, Inc.                 250,000                    11,484

TJX Companies, Inc.               1,038,800                  34,605

                                                             78,612

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

GENERAL MERCHANDISE STORES -
4.3%

Dayton Hudson Corp.               833,800                   $ 56,125

Wal-Mart Stores, Inc.             478,600                    22,016

                                                             78,141

RETAIL & WHOLESALE,
MISCELLANEOUS - 4.1%

Best Buy Co., Inc. (a)            976,000                    46,604

Home Depot, Inc.                  157,000                    9,410

Lowe's Companies, Inc.            313,000                    16,511

Zale Corp. (a)                    49,200                     1,860

                                                             74,385

TOTAL RETAIL & WHOLESALE                                     231,138

SERVICES - 1.0%

ADVERTISING - 0.2%

ADVO, Inc. (a)                    30,000                     593

Mpath Interactive, Inc. (a)       300                        12

WPP Group PLC                     400,000                    3,538

                                                             4,143

PRINTING - 0.6%

Valassis Communications, Inc.     175,900                    9,850
(a)

SERVICES - 0.2%

ACNielsen Corp. (a)               129,900                    3,621

TOTAL SERVICES                                               17,614

TECHNOLOGY - 16.6%

COMMUNICATIONS EQUIPMENT - 2.3%

Lucent Technologies, Inc.         686,000                    41,246

COMPUTER SERVICES & SOFTWARE
- 5.6%

AppliedTheory Corp. (a)           400                        8

Informatica Corp. (a)             500                        14

International Business            85,800                     17,948
Machines Corp.

Marimba, Inc. (a)                 400                        24

Microsoft Corp. (a)               975,200                    79,287

Razorfish, Inc. (a)               400                        17

Sterling Software, Inc. (a)       247,600                    5,122

                                                             102,420

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- 4.8%

Apple Computer, Inc. (a)          862,000                   $ 39,652

CDW Computer Centers, Inc. (a)    85,000                     7,608

Lexmark International Group,      235,900                    29,134
Inc. Class A (a)

Seagate Technology, Inc. (a)      116,000                    3,234

Symbol Technologies, Inc.         169,100                    8,075

                                                             87,703

ELECTRONICS - 3.9%

Intel Corp.                       690,000                    42,219

Motorola, Inc.                    300,000                    24,038

Texas Instruments, Inc.           50,000                     5,106

                                                             71,363

TOTAL TECHNOLOGY                                             302,732

TRANSPORTATION - 0.5%

AIR TRANSPORTATION - 0.1%

Comair Holdings, Inc.             112,500                    2,482

RAILROADS - 0.4%

Trinity Industries, Inc.          150,000                    5,222

Union Pacific Corp.               31,000                     1,860

                                                             7,082

TOTAL TRANSPORTATION                                         9,564

UTILITIES - 6.6%

ELECTRIC UTILITY - 1.7%

Energy East Corp.                 511,000                    13,510

Reliant Energy, Inc.              588,200                    16,653

                                                             30,163

TELEPHONE SERVICES - 4.9%

Ameritech Corp.                   642,000                    43,937

AT&T Corp.                        372,150                    18,794

Bell Atlantic Corp.               200,000                    11,525

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

SBC Communications, Inc.          250,000                   $ 14,000

Telecom Italia Mobile Spa         150,000                    905

                                                             89,161

TOTAL UTILITIES                                              119,324

TOTAL COMMON STOCKS                                          1,530,442
(Cost $1,168,212)

INVESTMENT COMPANIES - 3.1%



AIM Eastern Europe Fund (a)       101,244                    639

Asia Tigers Fund, Inc.            275,000                    2,389

Brazil Fund, Inc.                 70,000                     1,063

Central European Equity Fund,     100,000                    1,275
Inc.

Chile Fund, Inc.                  97,000                     1,170

Emerging Markets                  480,000                    4,200
Infrastructure Fund, Inc.

Emerging Markets                  250,000                    2,594
Telecommunication Fund, Inc.

First Australia Fund, Inc.        60,000                     488

Five Arrows Chile Investment      990,000                    2,168
Trust Ltd.

France Growth Fund, Inc.          460,000                    6,153

Italy Fund, Inc. (The)            173,900                    2,609

Kemper Growth Fund of Spain,      169,042                    3,683
Series A (a)

Mexico Fund, Inc. (The)           90,000                     1,581

MFS Government Markets Income     1,000,000                  6,313
Trust

Morgan Stanley Asia-Pacific       100,000                    913
Fund, Inc.

Morgan Stanley Emerging           155,000                    1,715
Markets Fund, Inc. (a)

New Germany Fund, Inc. (The)      575,000                    6,900

Portugal Fund, Inc.               75,000                     1,041

Scudder New Asia Fund, Inc.       60,000                     735
(a)

Scudder New Europe Fund, Inc.     35,000                     696

Singapore Fund, Inc.              64,000                     568

Southern Africa Fund, Inc.        30,600                     371

Spain Fund, Inc.                  200,000                    2,875

Taiwan Fund, Inc.                 215,000                    3,494

TOTAL INVESTMENT COMPANIES                                   55,633
(Cost $62,508)

CASH EQUIVALENTS - 12.8%

                                 SHARES                     VALUE (NOTE 1) (000S)

Taxable Central Cash Fund (b)     232,516,526               $ 232,517
(Cost $232,517)

TOTAL INVESTMENT IN                                         $ 1,818,592
SECURITIES - 100%
(Cost $1,463,237)


LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $1,463,240,000. Net unrealized appreciation aggregated $355,352,000, of which $381,974,000 related to appreciated investment securities and $26,622,000 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                    APRIL 30,
                                     1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 1,818,592
value (cost $1,463,237) -
See accompanying schedule

Receivable for investments                 55,271
sold

Receivable for fund shares                 2,497
sold

Dividends receivable                       1,297

Interest receivable                        655

Other receivables                          311

 TOTAL ASSETS                              1,878,623

LIABILITIES

Payable for investments        $ 184,631
purchased

Payable for fund shares         2,538
redeemed

Accrued management fee          531

Other payables and accrued      316
expenses

 TOTAL LIABILITIES                         188,016

NET ASSETS                                $ 1,690,607

Net Assets consist of:

Paid in capital                           $ 1,144,423

Distributions in excess of                 (69)
net investment income

Accumulated undistributed net              190,899
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                355,354
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 54,395 shares             $ 1,690,607
outstanding

NET ASSET VALUE, offering                  $31.08
price and redemption price
per share ($1,690,607
(divided by) 54,395 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS SIX
                     MONTHS ENDED APRIL 30, 1999
                                     (UNAUDITED)

INVESTMENT INCOME                        $ 9,542
Dividends

Interest                                  1,658

 TOTAL INCOME                             11,200

EXPENSES

Management fee Basic fee       $ 4,939

 Performance adjustment         (1,729)

Transfer agent fees             1,720

Accounting fees and expenses    291

Non-interested trustees'        3
compensation

Custodian fees and expenses     18

Registration fees               29

Audit                           17

Legal                           6

 Total expenses before          5,294
reductions

 Expense reductions             (225)     5,069

NET INVESTMENT INCOME                     6,131

REALIZED AND UNREALIZED GAIN              190,416
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities          170,839

 Assets and liabilities in      (5)       170,834
foreign currencies

NET GAIN (LOSS)                           361,250

NET INCREASE (DECREASE) IN               $ 367,381
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             SIX MONTHS ENDED APRIL  YEAR ENDED OCTOBER 31, 1998
                                 30,1999 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 6,131                 $ 20,681
income

 Net realized gain (loss)         190,416                 187,093

 Change in net unrealized         170,834                 (113,170)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       367,381                 94,604
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (17,339)                (20,513)
From net investment income

 From net realized gain           (111,550)               (206,346)

 TOTAL DISTRIBUTIONS              (128,889)               (226,859)

Share transactions Net            127,718                 496,522
proceeds from sales of shares

 Reinvestment of distributions    122,321                 219,424

 Cost of shares redeemed          (408,242)               (800,401)

 NET INCREASE (DECREASE) IN       (158,203)               (84,455)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       80,289                  (216,710)
IN NET ASSETS

NET ASSETS

 Beginning of period              1,610,318               1,827,028

 End of period (including        $ 1,690,607             $ 1,610,318
under (over) distribution of
net  investment income of
$(69) and $18,591,
respectively)

OTHER INFORMATION
Shares

 Sold                             4,412                   17,116

 Issued in reinvestment of        4,580                   7,994
distributions

 Redeemed                         (14,042)                (27,813)

 Net increase (decrease)          (5,050)                 (2,703)


FINANCIAL HIGHLIGHTS

                                                                  YEARS ENDED APRIL 30,

                                 SIX MONTHS ENDED APRIL 30, 1999  1998              1997     1996     1995      1994

                                 (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 27.09                          $ 29.40           $ 24.99  $ 24.25  $ 19.45   $ 20.15
period

Income from Investment
Operations

Net investment  income            .11 D                            .32 D             .33 D    .24      .19       .16

Net realized and unrealized       6.11                             1.02              6.23     2.78     5.57      .44
gain (loss)

Total from  investment            6.22                             1.34              6.56     3.02     5.76      .60
operations

Less Distributions

 From net investment income       (.30)                            (.33)             (.23)    (.20)    (.15)     (.28)

From net  realized gain           (1.93)                           (3.32)            (1.92)   (2.08)   (.81)     (1.02)

Total distributions               (2.23)                           (3.65)            (2.15)   (2.28)   (.96)     (1.30)

Net asset value, end of period   $ 31.08                          $ 27.09           $ 29.40  $ 24.99  $ 24.25   $ 19.45

TOTAL RETURN B, C                 24.31%                           4.40%             28.20%   13.51%   31.54%    3.32%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 1,691                          $ 1,610           $ 1,827  $ 1,586  $ 1,135   $ 812
millions)

Ratio of expenses to average      .63% A                           .68%              .74%     .89%     1.03%     1.12%
net assets

Ratio of expenses to average      .61%  A, E                       .64% E            .69% E   .84% E   1.00% E   1.09% E
net assets after expense
reductions

Ratio of net investment           .74% A                           1.10%             1.24%    1.07%    .99%      1.01%
income to average net assets

Portfolio turnover rate           103% A                           122%              117%     247%     220%      187%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Stock Selector (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME - CONTINUED

net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount and non-taxable dividends. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distribution in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income.

2. OPERATING POLICIES - CONTINUED

TAXABLE CENTRAL CASH FUND -
CONTINUED

Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $830,759,000 and $1,171,803,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .38% of average net assets after the performance adjustment.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .21% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $86,000 for the period.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $212,000 under this arrangement.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances

5. EXPENSE REDUCTIONS -
CONTINUED

were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $1,000 and $12,000, respectively, under these arrangements.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity TouchTone Xpress(registered trademark) provides a single
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the system will help you create a personal identification number (PIN)
for security.

(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
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5 To change your PIN.

*0 To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance,
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(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
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If you are not currently on the Internet, call EarthLink Sprint at
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receive a special Fidelity package that includes 30 days of free
Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

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(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

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BUYING SHARES

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SELLING SHARES

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GENERAL CORRESPONDENCE

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INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Bradford F. Lewis, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead

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Boston, MA

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SERVICING AGENT
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* INDEPENDENT TRUSTEES

FSS-SANN-0699  78098
1.703466

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FIDELITY
TECHNOQUANTSM GROWTH
FUND

SEMIANNUAL REPORT
APRIL 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    9   A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           10  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  17  Statements of assets and
                          liabilities, operations, and
                          changes in net assets, as
                          well as financial highlights.

NOTES                 21  Notes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

With 13 record-high closings, the Dow Jones Industrial Average surged nearly 1,000 points in April. What's particularly noteworthy about this performance is that, in some cases, gains were fueled by a rotation out of growth stocks and into issues more sensitive to economic swings. The strength in blue chips, combined with heavy global, corporate and agency bond issuance, contributed to the downward pressure on government security prices.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999    PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY TECHNOQUANT GROWTH     21.41%         13.13%       53.91%

FIDELITY TECHNOQUANT GROWTH     17.76%         9.74%        49.29%
(INCL. 3.00% SALES CHARGE)

S&P 500 (registered trademark)  22.32%         21.82%       90.42%

Capital Appreciation Funds      27.00%         14.55%       n/a
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 12, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 279 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999  PAST 1 YEAR  LIFE OF FUND

FIDELITY TECHNOQUANT GROWTH   13.13%       19.13%

FIDELITY TECHNOQUANT GROWTH   9.74%        17.67%
(INCL. 3.00% SALES CHARGE)

S&P 500                       21.82%       29.89%

Capital Appreciation Funds    14.55%       n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             TechnoQuant Growth          S&P 500
             00333                       SP001
  1996/11/12       9700.00                    10000.00
  1996/11/30       9932.80                    10389.23
  1996/12/31      10020.10                    10183.42
  1997/01/31      10640.90                    10819.68
  1997/02/28       9923.10                    10904.51
  1997/03/31       9428.40                    10456.44
  1997/04/30       9554.50                    11080.69
  1997/05/31      10408.10                    11755.28
  1997/06/30      10922.20                    12281.92
  1997/07/31      12037.70                    13259.19
  1997/08/31      12095.90                    12516.41
  1997/09/30      12852.50                    13201.94
  1997/10/31      12241.40                    12760.99
  1997/11/30      11998.90                    13351.70
  1997/12/31      11816.38                    13580.95
  1998/01/31      11642.61                    13731.15
  1998/02/28      12593.23                    14721.44
  1998/03/31      13247.43                    15475.33
  1998/04/30      13196.32                    15631.01
  1998/05/31      12552.35                    15362.31
  1998/06/30      12726.12                    15986.33
  1998/07/31      12603.46                    15816.08
  1998/08/31      10957.75                    13529.39
  1998/09/30      11714.16                    14396.08
  1998/10/31      12296.80                    15567.06
  1998/11/30      12971.44                    16510.58
  1998/12/31      13948.31                    17461.92
  1999/01/31      15325.40                    18192.17
  1999/02/28      14188.25                    17626.76
  1999/03/31      15127.18                    18332.01
  1999/04/30      14928.96                    19042.01
IMATRL PRASUN   SHR__CHT 19990430 19990513 092839 R00000000000033

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity TechnoQuant Growth Fund on November 12, 1996, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1999, the value of the investment would have grown to $14,929 - a 49.29% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,042 - a 90.42% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Powerful momentum in stock prices
and overwhelming investor
confidence provided the backdrop
for the surge in large-cap stock
prices during the six-month period
that ended April 30, 1999. Investor
confidence was further bolstered
by a near-perfect economic
environment of strong domestic
growth, low interest rates, benign
inflation and improving overseas
markets. The hype surrounding
equities was greatest in the
technology sector, most notably
Internet stocks. Pharmaceutical,
finance and telecommunications
shares also performed well. Late in
the period, economically sensitive
cyclical stocks outperformed other
sectors as investors worried about
the potential threat of inflation due to strong economic indicators in the
U.S. and signs that global markets
were beginning to turn around.
Approximately one month after
surpassing the 10,000 level in late
March, the Dow Jones Industrial
Average was flirting with 11,000. As
market leadership broadened into
cyclicals and value-oriented sectors,
the surge in stock prices continued to
drive the Dow Jones Industrials,
Standard & Poor's 500 and
NASDAQ indexes, which returned
26.58%, 22.32% and 43.55%,
respectively, for the six-month
period. The phenomenal
performance of a narrow group of
large-cap growth stocks, however,
masked the weak returns of the
overall market as the average stock
on the New York Stock Exchange
declined during the period.

(photograph of Tim Krochuk)

An interview with Tim Krochuk, Portfolio Manager of Fidelity
TechnoQuant Growth Fund

Q. HOW DID THE FUND PERFORM, TIM?

A. For the six months that ended April 30, 1999, the fund returned 21.41%, while the Standard & Poor's 500 Index returned 22.32%. The capital appreciation funds average, tracked by Lipper Inc., returned 27.00% for the same time period. For the year that ended April 30, 1999, the fund returned 13.13%, while the S&P 500 and the peer group returned 21.82% and 14.55%, respectively.

Q. WHY DID THE FUND'S PERFORMANCE FALL SHORT OF ITS PEER GROUP AND THE S&P 500 DURING THE PERIOD?

A. The fund modestly underperformed the S&P 500 because of narrow market leadership - only a short list of the largest, growth-oriented stocks fully participated in the market's advance over the past six months. The fund had sizable positions in both large-cap and high-growth technology stocks for most of the period. However, in April 1999, my quantitative models suggested altering the fund's makeup by swapping some large, technology stocks for more reasonably valued defensive and cyclical stocks. These new holdings underperformed the technology sector and limited the fund's gains. Relative to the peer group, the story is similar - many funds maintained or increased their large-cap, growth-oriented bias throughout the period.

Q. WHAT FACTORS INFLUENCED YOUR MODELS TO SHIFT DIRECTION?

A. Several conditions emerged during recent months that pointed to a potential shift in the investment environment. First, we were entering a seasonally weak market - historically, the May-to-October period has been more difficult for the market indexes. Second, economic news from Asia and other battered foreign markets was better than expected. These signs of strength helped boost commodity prices, including crude oil, metals and agricultural product prices. Third, manufacturing activity has increased. Manufacturers may be building up to a major production cycle during the second half of 1999, both to satisfy increasing global demand and to supply inventory buildups in advance of potential Year 2000 computer problems. These circumstances could lead to higher interest rates and decreased market liquidity, both conditions that would create an unfavorable climate for large, high price-to-earnings stocks.

Q. WHICH HOLDINGS BENEFITED THE FUND'S PERFORMANCE?

A. The biggest contributor to performance was the fund's investment in large-cap technology stocks, particularly in the Internet sector. The fund's total return benefited from Internet-related investments in America Online, broadcast.com and eBay. All three are market leaders in their niche - America Online is the nation's largest Internet service provider, broadcast.com is a leading broadcaster of Web-based media programming and eBay is the largest Internet auction house.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. Unfortunately, yes. Although the models anticipate a less favorable environment for very large growth stocks, I may have started swapping out of them too early. Many of the portfolio's more defensive stocks - such as Albertson's, Philip Morris and Heinz - detracted from performance. Although I expect these stocks to perform well when market dynamics change, over the short term they haven't lived up to their potential.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I believe that by the second half of the year, market participation should broaden to include a wider range of industry sectors as well as move down the capitalization spectrum. I expect to continue repositioning the fund to reflect those conditions and, assuming they materialize, a well-diversified portfolio of stocks including industries such as energy, food and basic materials has the potential to outperform narrowly focused, high-growth oriented portfolios.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: long-term capital
appreciation by investing
primarily in common stocks,
using a quantitative approach
that emphasizes technical
factors

FUND NUMBER: 333

TRADING SYMBOL: FTQGX

START DATE: November 12,
1996

SIZE: as of April 30, 1999,
more than $51 million

MANAGER: Tim Krochuk, since
inception; manager, Fidelity
Advisor TechnoQuant Growth
Fund, since 1996;
quantitative analyst,
1994-1996; equity research
associate, 1992-1994;
joined Fidelity in 1992

TIM KROCHUK ON DIVERSIFICATION:

"Traditionally, diversification has
been the Golden Rule of investment
management. According to modern
portfolio theory, spreading assets
among several types of investments
reduces risk. Therefore,
sacrificing diversification to
invest all your assets in a single
stock or industry sector is a risky
proposition. While you might be
rewarded with superior returns, you
might also be punished with severe
losses. Although portfolio
diversification may generate
smaller short-term rewards, it
should offer significant downside
protection and more stable
returns over a longer time
horizon.

"Recently, however, investors who
spread their money around have
experienced negative consequences
as diversified portfolios - including
many mutual funds - have
appreciated far less than the narrow
handful of market leaders. However,
an individual's ability to predict
market behavior is a high-risk
strategy. Over the past 30 years,
market leadership has fluctuated
widely. Although large-cap growth
stocks have dominated returns in
recent years, small stocks
outperformed in the early 1990s and
late 1970s, and international stocks
were on top in the 1980s.
Uncertainty about which stocks
will emerge as leaders - and how
long they will remain leaders - is
precisely the reason to hold a
diversified portfolio."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF APRIL
30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Microsoft Corp.                 3.8                      4.4

Amgen, Inc.                     3.4                      3.9

AT&T Corp.                      2.7                      1.7

MCI WorldCom, Inc.              2.6                      1.9

Quaker Oats Co.                 2.5                      3.1

Coors (Adolph) Co. Class B      2.3                      2.6

Clorox Co.                      2.3                      2.3

Alcoa, Inc.                     2.2                      3.4

Texas Instruments, Inc.         2.1                      0.0

Intel Corp.                     2.0                      1.6

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

TECHNOLOGY                      21.5                     19.8

NONDURABLES                     11.0                     15.8

FINANCE                         10.1                     8.6

UTILITIES                       9.0                      6.3

ENERGY                          7.6                      5.1


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF APRIL 30, 1999 *

Stocks 92.7%
Short-term
investments 7.3%
*FOREIGN
INVESTMENTS 0.2%

Row: 1, Col: 1, Value: 92.7
Row: 1, Col: 2, Value: 7.3

AS OF OCTOBER 31, 1998 **

Stocks 97.1%
Short-term
investments 2.9%
**FOREIGN
INVESTMENTS 2.0%

Row: 1, Col: 1, Value: 97.09999999999999
Row: 1, Col: 2, Value: 2.9




INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 92.7%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.6%

Advanced Aerodynamics &           99,000                   $ 321,750
Structures, Inc. Class A (a)

BASIC INDUSTRIES - 5.3%

CHEMICALS & PLASTICS - 3.1%

Crompton & Knowles Corp.          21,500                    435,375

Cytec Industries, Inc. (a)        8,800                     250,250

Dow Chemical Co.                  2,700                     354,206

IMC Global, Inc.                  9,500                     237,500

Solutia, Inc.                     14,200                    346,125

                                                            1,623,456

METALS & MINING - 2.2%

Alcoa, Inc.                       18,000                    1,120,500

TOTAL BASIC INDUSTRIES                                      2,743,956

CONSTRUCTION & REAL ESTATE -
0.5%

BUILDING MATERIALS - 0.5%

Fastenal Co.                      4,800                     229,200

Universal Forest Products,        1,900                     37,822
Inc.

                                                            267,022

DURABLES - 2.3%

AUTOS, TIRES, & ACCESSORIES -
1.2%

AutoZone, Inc. (a)                7,100                     213,000

General Motors Corp.              4,700                     418,006

                                                            631,006

CONSUMER DURABLES - 0.4%

Minnesota Mining &                2,000                     178,000
Manufacturing Co.

HOME FURNISHINGS - 0.2%

Newell Rubbermaid, Inc.           2,601                     123,385

TEXTILES & APPAREL - 0.5%

NIKE, Inc. Class B                4,200                     261,188

TOTAL DURABLES                                              1,193,579

ENERGY - 7.6%

ENERGY SERVICES - 3.0%

ENSCO International, Inc.         19,800                    367,538

Halliburton Co.                   13,900                    592,488

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

ENERGY - CONTINUED

ENERGY SERVICES - CONTINUED

Newpark Resources, Inc. (a)       1,000                    $ 9,188

Tidewater, Inc.                   21,100                    559,150

                                                            1,528,364

OIL & GAS - 4.6%

Amerada Hess Corp.                10,000                    570,000

Anadarko Petroleum Corp.          3,900                     147,956

Burlington Resources, Inc.        4,300                     198,069

Chevron Corp.                     1,800                     179,550

Kerr-McGee Corp.                  4,000                     169,500

Texaco, Inc.                      9,900                     621,225

Unocal Corp.                      3,800                     157,938

USX-Marathon Group                11,200                    350,000

                                                            2,394,238

TOTAL ENERGY                                                3,922,602

FINANCE - 10.1%

BANKS - 1.7%

Bank One Corp.                    4,400                     259,600

Chase Manhattan Corp.             4,200                     347,550

Wells Fargo & Co.                 6,000                     259,125

                                                            866,275

CREDIT & OTHER FINANCE - 3.5%

American Express Co.              3,200                     418,200

Citigroup, Inc.                   12,000                    903,000

Countrywide Credit                5,500                     249,219
Industries, Inc.

MBNA Corp.                        4,600                     129,663

MicroFinancial, Inc.              8,000                     142,500

                                                            1,842,582

FEDERAL SPONSORED CREDIT - 2.6%

Fannie Mae                        14,800                    1,049,875

Freddie Mac                       4,500                     282,375

                                                            1,332,250

INSURANCE - 1.0%

Aetna, Inc.                       5,800                     508,588

SECURITIES INDUSTRY - 1.3%

Ameritrade Holding Corp.          2,100                     280,481
Class A (a)

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

FINANCE - CONTINUED

SECURITIES INDUSTRY - CONTINUED

Franklin Resources, Inc.          6,700                    $ 268,000

Hambrecht & Quist Group (a)       4,500                     158,625

                                                            707,106

TOTAL FINANCE                                               5,256,801

HEALTH - 7.2%

DRUGS & PHARMACEUTICALS - 6.5%

Alpharma, Inc. Class A            7,400                     218,300

Amgen, Inc. (a)                   28,500                    1,750,969

Biogen, Inc. (a)                  9,000                     855,563

Mylan Laboratories, Inc.          8,700                     197,381

Schering-Plough Corp.             7,500                     362,344

                                                            3,384,557

MEDICAL EQUIPMENT & SUPPLIES
- 0.7%

VISX, Inc. (a)                    2,700                     347,625

TOTAL HEALTH                                                3,732,182

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.1%

ELECTRICAL EQUIPMENT - 3.1%

General Electric Co.              9,800                     1,033,900

General Instrument Corp. (a)      15,200                    554,800

                                                            1,588,700

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.6%

Caterpillar, Inc.                 4,400                     283,250

Illinois Tool Works, Inc.         3,300                     254,100

Ingersoll-Rand Co.                3,800                     262,913

Milacron, Inc.                    600                       13,800

                                                            814,063

POLLUTION CONTROL - 0.4%

Waste Management, Inc.            4,200                     237,300

TOTAL INDUSTRIAL MACHINERY &                                2,640,063
EQUIPMENT

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

MEDIA & LEISURE - 5.3%

BROADCASTING - 1.8%

Chris-Craft Industries, Inc.      7,931                    $ 372,757

Comcast Corp. Class A             8,900                     584,619
(special)

                                                            957,376

ENTERTAINMENT - 0.0%

Fox Entertainment Group, Inc.     1,000                     25,625

PUBLISHING - 1.0%

Gannet, Inc.                      3,600                     254,925

Knight-Ridder, Inc.               4,700                     252,919

                                                            507,844

RESTAURANTS - 2.5%

Buca, Inc. (a)                    200                       3,625

Starbucks Corp. (a)               7,200                     265,950

Tricon Global Restaurants,        15,800                    1,017,125
Inc. (a)

                                                            1,286,700

TOTAL MEDIA & LEISURE                                       2,777,545

NONDURABLES - 11.0%

BEVERAGES - 2.4%

Canandaigua Wine, Inc. Class      800                       41,200
A (a)

Coors (Adolph) Co. Class B        22,800                    1,219,800

                                                            1,261,000

FOODS - 3.7%

Heinz (H.J.) Co.                  13,700                    639,619

Horizon Organic Holding Corp.     500                       8,438

Quaker Oats Co.                   19,700                    1,271,881

                                                            1,919,938

HOUSEHOLD PRODUCTS - 4.1%

Clorox Co.                        10,300                    1,188,363

Gillette Co.                      2,200                     114,813

Procter & Gamble Co.              8,500                     797,406

                                                            2,100,582

TOBACCO - 0.8%

Philip Morris Companies, Inc.     12,200                    427,763

TOTAL NONDURABLES                                           5,709,283

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

RETAIL & WHOLESALE - 5.6%

APPAREL STORES - 0.6%

AnnTaylor Stores Corp. (a)        6,400                    $ 304,000

GENERAL MERCHANDISE STORES -
1.2%

Wal-Mart Stores, Inc.             13,800                    634,800

GROCERY STORES - 2.8%

Albertson's, Inc.                 14,000                    721,000

Safeway, Inc. (a)                 13,600                    733,550

                                                            1,454,550

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.0%

Home Depot, Inc.                  8,400                     503,475

TOTAL RETAIL & WHOLESALE                                    2,896,825

SERVICES - 0.5%

ADVERTISING - 0.0%

Mpath Interactive, Inc. (a)       100                       3,938

SERVICES - 0.5%

Cintas Corp.                      4,000                     275,000

TOTAL SERVICES                                              278,938

TECHNOLOGY - 21.5%

COMMUNICATIONS EQUIPMENT - 1.2%

Dycom Industries, Inc. (a)        5,800                     264,988

Level One Communications,         2,200                     113,025
Inc. (a)

Lucent Technologies, Inc.         4,300                     258,538

                                                            636,551

COMPUTER SERVICES & SOFTWARE
- 9.3%

America Online, Inc.              7,300                     1,042,075

AppliedTheory Corp. (a)           100                       2,050

broadcast.com, Inc. (a)           2,100                     269,325

eBay, Inc.                        1,900                     395,438

Electronics for Imaging, Inc.     2,900                     137,206
(a)

GeoTel Communications Corp.       1,900                     106,875
(a)

Informatica Corp. (a)             100                       2,825

International Business            2,300                     481,131
Machines Corp.

Marimba, Inc. (a)                 100                       6,075

Microsoft Corp. (a)               24,600                    2,000,276

Proxicom, Inc. (a)                100                       2,244

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Rational Software Corp. (a)       13,700                   $ 405,863

Razorfish, Inc. (a)               100                       4,350

                                                            4,855,733

COMPUTERS & OFFICE EQUIPMENT
- 0.4%

Seagate Technology, Inc. (a)      6,700                     186,763

Symbol Technologies, Inc.         100                       4,775

                                                            191,538

ELECTRONIC INSTRUMENTS - 3.6%

Applied Materials, Inc. (a)       10,100                    541,613

KLA-Tencor Corp. (a)              9,600                     476,400

Kulicke & Soffa Industries,       18,800                    430,050
Inc. (a)

Teradyne, Inc. (a)                8,400                     396,375

                                                            1,844,438

ELECTRONICS - 7.0%

Analog Devices, Inc. (a)          3,800                     133,475

Celestica, Inc. (sub-vtg.) (a)    2,300                     91,558

Intel Corp.                       17,300                    1,058,544

Molex, Inc.                       8,800                     283,800

Motorola, Inc.                    7,400                     592,925

RF Micro Devices, Inc. (a)        2,200                     122,925

Sanmina Corp. (a)                 3,800                     252,225

Texas Instruments, Inc.           10,700                    1,092,738

                                                            3,628,190

TOTAL TECHNOLOGY                                            11,156,450

TRANSPORTATION - 1.1%

AIR TRANSPORTATION - 1.1%

AMR Corp. (a)                     3,900                     272,269

Southwest Airlines Co.            9,950                     323,997

                                                            596,266

UTILITIES - 9.0%

ELECTRIC UTILITY - 2.2%

Consolidated Edison, Inc.         5,600                     254,450

Duke Energy Corp.                 4,700                     263,200

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UTILITIES - CONTINUED

ELECTRIC UTILITY - CONTINUED

Entergy Corp.                     5,700                    $ 178,125

FPL Group, Inc.                   7,400                     417,175

                                                            1,112,950

TELEPHONE SERVICES - 6.8%

AT&T Corp.                        27,900                    1,408,950

MCI WorldCom, Inc. (a)            16,500                    1,356,094

Qwest Communications              2,800                     239,225
International, Inc. (a)

SBC Communications, Inc.          9,500                     532,000

                                                            3,536,269

TOTAL UTILITIES                                             4,649,219

TOTAL COMMON STOCKS                                         48,142,481
(Cost $39,667,982)

CASH EQUIVALENTS - 7.3%



Taxable Central Cash Fund (b)     3,781,132                 3,781,132
(Cost $3,781,132)

TOTAL INVESTMENT IN                                       $ 51,923,613
SECURITIES - 100%
(Cost $43,449,114)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $43,478,917. Net unrealized appreciation aggregated $8,444,696, of which $9,091,294 related to appreciated investment securities and $646,598 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                               APRIL 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 51,923,613
value (cost $43,449,114) -
See accompanying schedule

Receivable for investments                    4,662,499
sold

Receivable for fund shares                    160,908
sold

Dividends receivable                          30,065

Interest receivable                           17,827

Other receivables                             18,786

 TOTAL ASSETS                                 56,813,698

LIABILITIES

Payable for investments         $ 4,786,292
purchased

Payable for fund shares          135,700
redeemed

Accrued management fee           15,144

Other payables and accrued       25,300
expenses

 TOTAL LIABILITIES                            4,962,436

NET ASSETS                                   $ 51,851,262

Net Assets consist of:

Paid in capital                              $ 37,656,654

Undistributed net investment                  48,097
income

Accumulated undistributed net                 5,672,012
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   8,474,499
(depreciation) on investments

NET ASSETS, for 3,623,702                    $ 51,851,262
shares outstanding

NET ASSET VALUE and                           $14.31
redemption price per share
($51,851,262 (divided by)
3,623,702 shares)

Maximum offering price per                    $14.75
share (100/97.00 of $14.31)

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED APRIL 30,
                                      1999 (UNAUDITED)

INVESTMENT INCOME                            $ 220,488
Dividends

Interest                                      46,005

 TOTAL INCOME                                 266,493

EXPENSES

Management fee Basic fee         $ 149,831

 Performance adjustment           (64,784)

Transfer agent fees               86,883

Accounting fees and expenses      30,315

Non-interested trustees'          84
compensation

Custodian fees and expenses       2,265

Registration fees                 11,381

Audit                             12,559

Legal                             186

Miscellaneous                     65

 Total expenses before            228,785
reductions

 Expense reductions               (10,388)    218,397

NET INVESTMENT INCOME                         48,096

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            5,755,366

 Foreign currency transactions    (105)       5,755,261

Change in net unrealized                      3,894,039
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               9,649,300

NET INCREASE (DECREASE) IN                   $ 9,697,396
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
                                 1999 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 48,096                    $ 234,788
income

 Net realized gain (loss)         5,755,261                   2,590,743

 Change in net unrealized         3,894,039                   (2,136,508)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       9,697,396                   689,023
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (76,650)                    -
From net investment income

 From net realized gain           (919,712)                   (4,205,729)

 TOTAL DISTRIBUTIONS              (996,362)                   (4,205,729)

Share transactions Net            6,235,400                   13,851,808
proceeds from sales of shares

 Reinvestment of distributions    966,965                     4,175,167

 Cost of shares redeemed          (12,062,130)                (59,290,859)

 NET INCREASE (DECREASE) IN       (4,859,765)                 (41,263,884)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

Redemption fees                   7,437                       49,923

  TOTAL INCREASE (DECREASE)       3,848,706                   (44,730,667)
IN NET ASSETS

NET ASSETS

 Beginning of period              48,002,556                  92,733,223

 End of period (including        $ 51,851,262                $ 48,002,556
undistributed net investment
income of $48,097 and
$236,418, respectively)

OTHER INFORMATION
Shares

 Sold                             442,175                     1,156,083

 Issued in reinvestment of        76,682                      368,181
distributions

 Redeemed                         (883,900)                   (4,884,415)

 Net increase (decrease)          (365,043)                   (3,360,151)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED APRIL 30, 1999  YEARS ENDED OCTOBER 31,

                                 (UNAUDITED)                      1998                     1997 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.03                          $ 12.62                  $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    .01                              .04                      (.04)

Net realized and unrealized       2.53                             (.03) E                  2.64
gain (loss)

Total from investment             2.54                             .01                      2.60
operations

Less Distributions

 From net investment income       (.02)                            -                        -

From net realized gain            (.24)                            (.61)                    -

Total distributions               (.26)                            (.61)                    -

Redemption fees added to paid     .00                              .01                      .02
in capital

Net asset value, end of period   $ 14.31                          $ 12.03                  $ 12.62

TOTAL RETURN B, C                 21.41%                           .45%                     26.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 51,851                         $ 48,003                 $ 92,733
(000 omitted)

Ratio of expenses to average      .90% A                           .91%                     1.24% A
net assets

Ratio of expenses to average      .86% A, G                        .88% G                   1.24% A
net assets after  expense
reductions

Ratio of net investment           .19% A                           .35%                     (.35)% A
income (loss) to average
net assets

Portfolio turnover rate           160% A                           334%                     296% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET GAIN (LOSS) ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
F FOR THE PERIOD NOVEMBER 12, 1996 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity TechnoQuant Growth Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

2. OPERATING POLICIES - CONTINUED

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $38,547,956 and $47,490,299, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .34% of average net assets after the performance adjustment.

SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $9,616 on sales of shares of the fund all of which was retained.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .34% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $3,640 for the period.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $9,550 under this arrangement.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $762 and $76, respectively, under these arrangements.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500





INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

TQG-SANN=0699  78265
1.703563

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
ContrafundSM
ContrafundSM II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium Fund(registered trademark)
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
Tax Managed Stock Fund
TechnoQuantSM Growth Fund
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FIDELITY
VALUE
FUND

SEMIANNUAL REPORT
APRIL 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    9   A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           10  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  19  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 23  Notes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

With 13 record-high closings, the Dow Jones Industrial Average surged nearly 1,000 points in April. What's particularly noteworthy about this performance is that, in some cases, gains were fueled by a rotation out of growth stocks and into issues more sensitive to economic swings. The strength in blue chips, combined with heavy global, corporate and agency bond issuance, contributed to the downward pressure on government security prices.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999    PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY VALUE                  21.17%         2.79%        119.87%       306.28%

S&P 500 (registered trademark)  22.32%         21.82%       228.90%       461.23%

Capital Appreciation Funds      27.00%         14.55%       141.11%       303.77%
Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 279 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY VALUE                  2.79%        17.07%        15.05%

S&P 500                         21.82%       26.89%        18.82%

Capital Appreciation Funds      14.55%       17.49%        13.51%
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Value                       S&P 500
             00039                       SP001
  1989/04/30      10000.00                    10000.00
  1989/05/31      10321.92                    10405.00
  1989/06/30      10619.86                    10345.69
  1989/07/31      11609.59                    11279.91
  1989/08/31      11654.11                    11500.99
  1989/09/30      11434.93                    11453.84
  1989/10/31      10671.23                    11188.11
  1989/11/30      10931.51                    11416.35
  1989/12/31      11006.11                    11690.34
  1990/01/31      10011.42                    10905.92
  1990/02/28      10068.37                    11046.60
  1990/03/31      10292.36                    11339.34
  1990/04/30      10205.04                    11055.86
  1990/05/31      10865.63                    12133.80
  1990/06/30      10535.34                    12051.29
  1990/07/31      10436.63                    12012.73
  1990/08/31       9521.67                    10926.78
  1990/09/30       9168.59                    10394.64
  1990/10/31       8963.58                    10349.95
  1990/11/30       9369.81                    11018.55
  1990/12/31       9594.91                    11325.97
  1991/01/31      10104.51                    11819.78
  1991/02/28      10713.65                    12664.90
  1991/03/31      10924.66                    12971.39
  1991/04/30      11067.99                    13002.52
  1991/05/31      11685.09                    13564.23
  1991/06/30      11143.63                    12942.99
  1991/07/31      11689.07                    13546.13
  1991/08/31      11971.74                    13867.17
  1991/09/30      11880.17                    13635.59
  1991/10/31      12019.52                    13818.31
  1991/11/30      11334.73                    13261.43
  1991/12/31      12108.36                    14778.54
  1992/01/31      12609.11                    14503.66
  1992/02/29      13101.65                    14692.20
  1992/03/31      12990.83                    14405.71
  1992/04/30      13356.13                    14829.23
  1992/05/31      13491.58                    14901.90
  1992/06/30      13315.09                    14679.86
  1992/07/31      13737.85                    15280.27
  1992/08/31      13417.70                    14967.02
  1992/09/30      13655.76                    15143.63
  1992/10/31      13713.23                    15196.63
  1992/11/30      14316.59                    15714.84
  1992/12/31      14669.32                    15908.13
  1993/01/31      15071.84                    16041.76
  1993/02/28      15150.69                    16259.93
  1993/03/31      15893.49                    16603.01
  1993/04/30      15980.64                    16201.22
  1993/05/31      16312.62                    16635.41
  1993/06/30      16312.62                    16683.65
  1993/07/31      16661.19                    16616.92
  1993/08/31      17242.16                    17246.70
  1993/09/30      17233.86                    17113.90
  1993/10/31      17752.57                    17468.16
  1993/11/30      17391.55                    17302.21
  1993/12/31      18034.04                    17511.57
  1994/01/31      18970.93                    18106.96
  1994/02/28      18800.59                    17616.26
  1994/03/31      18060.93                    16848.19
  1994/04/30      18477.83                    17063.85
  1994/05/31      18746.79                    17343.70
  1994/06/30      18728.86                    16918.78
  1994/07/31      19311.62                    17473.71
  1994/08/31      19997.48                    18190.14
  1994/09/30      19706.10                    17744.48
  1994/10/31      20042.30                    18143.73
  1994/11/30      19141.27                    17482.93
  1994/12/31      19409.80                    17742.21
  1995/01/31      19186.27                    18202.26
  1995/02/28      19761.76                    18911.60
  1995/03/31      20337.25                    19469.68
  1995/04/30      20798.60                    20043.07
  1995/05/31      21259.94                    20844.19
  1995/06/30      21507.26                    21328.40
  1995/07/31      22358.61                    22035.65
  1995/08/31      22610.69                    22090.96
  1995/09/30      23366.91                    23023.20
  1995/10/31      22886.54                    22941.00
  1995/11/30      23904.36                    23948.11
  1995/12/31      24676.05                    24409.35
  1996/01/31      25342.17                    25240.25
  1996/02/29      25426.67                    25474.23
  1996/03/31      26062.96                    25719.54
  1996/04/30      26748.96                    26098.65
  1996/05/31      27111.84                    26771.73
  1996/06/30      26878.21                    26873.73
  1996/07/31      25511.18                    25686.45
  1996/08/31      26445.73                    26228.18
  1996/09/30      27121.79                    27704.30
  1996/10/31      27335.54                    28468.39
  1996/11/30      28881.52                    30620.31
  1996/12/31      28834.32                    30013.72
  1997/01/31      29455.32                    31888.98
  1997/02/28      29757.42                    32138.99
  1997/03/31      29427.34                    30818.40
  1997/04/30      29645.53                    32658.26
  1997/05/31      32006.43                    34646.49
  1997/06/30      33449.83                    36198.65
  1997/07/31      35659.68                    39078.98
  1997/08/31      34910.01                    36889.78
  1997/09/30      36431.72                    38910.23
  1997/10/31      33981.31                    37610.63
  1997/11/30      34535.17                    39351.62
  1997/12/31      34911.94                    40027.29
  1998/01/31      34860.25                    40469.99
  1998/02/28      37547.77                    43388.69
  1998/03/31      38936.76                    45610.62
  1998/04/30      39524.65                    46069.47
  1998/05/31      38587.90                    45277.53
  1998/06/30      38129.21                    47116.71
  1998/07/31      35964.98                    46614.91
  1998/08/31      30073.11                    39875.33
  1998/09/30      30480.11                    42429.74
  1998/10/31      33529.41                    45880.98
  1998/11/30      34576.00                    48661.82
  1998/12/31      34975.94                    51465.72
  1999/01/31      34576.00                    53618.01
  1999/02/28      33821.39                    51951.57
  1999/03/31      34168.51                    54030.15
  1999/04/30      40627.93                    56122.74
IMATRL PRASUN   SHR__CHT 19990430 19990512 103557 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Value Fund on April 30, 1989. As the chart shows, by April 30, 1999, the value of the investment would have grown to $40,628 - a 306.28% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $56,123 - a 461.23% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Powerful momentum in stock prices
and overwhelming investor
confidence provided the backdrop
for the surge in large-cap stock
prices during the six-month period
that ended April 30, 1999. Investor
confidence was further bolstered
by a near-perfect economic
environment of strong domestic
growth, low interest rates, benign
inflation and improving overseas
markets. The hype surrounding
equities was greatest in the
technology sector, most notably
Internet stocks. Pharmaceutical,
finance and telecommunications
shares also performed well. Late in
the period, economically sensitive
cyclical stocks outperformed other
sectors as investors worried about
the potential threat of inflation due to strong economic indicators in the
U.S. and signs that global markets
were beginning to turn around.
Approximately one month after
surpassing the 10,000 level in late
March, the Dow Jones Industrial
Average was flirting with 11,000. As
market leadership broadened into
cyclicals and value-oriented sectors,
the surge in stock prices continued to
drive the Dow Jones Industrials,
Standard & Poor's 500 and
NASDAQ indexes, which returned
26.58%, 22.32% and 43.55%,
respectively, for the six-month
period. The phenomenal
performance of a narrow group of
large-cap growth stocks, however,
masked the weak returns of the
overall market as the average stock
on the New York Stock Exchange
declined during the period.

(photograph of Rich Fentin)

An interview with Rich Fentin,
Portfolio Manager of Fidelity
Value Fund

Q. RICH, HOW DID THE FUND PERFORM OVER THE SIX MONTHS THAT ENDED APRIL
30, 1999?

A. After a long spell when value stocks were out of favor, we finally witnessed an impressive move by the market into value stocks in April. That outstanding month helped the fund post a strong return of 21.17% over the past six months. To compare, the Standard & Poor's 500 Index returned 22.32%. The performance of the S&P 500 was driven by large-capitalization blue chip companies that led the market during the first five months of the period, continuing a trend we've seen over the past few years. However, the fund didn't own those stocks because they generally were too expensive to fall into the value universe from which I choose stocks for the fund. During the period, my strategy remained consistent, as I only bought stocks when I found them to be cheap. The capital appreciation funds average tracked by Lipper Inc. returned 27.00% during the period, largely the result of the group's overall focus on stocks outside of the value realm, including expensive stocks with high-growth potential, such as the Internet stocks that wowed the market at the beginning of 1999. For the 12 months that ended April 30, 1999, the fund returned 2.79%, the S&P 500 index 21.82% and the Lipper capital appreciation funds average 14.55%.

Q. WHY DID INVESTORS BECOME INTERESTED IN VALUE STOCKS IN APRIL?

A. Mostly because there was confidence that worldwide economic growth was on the upswing. For over six months, central banks around the globe have instituted interest-rate cuts that stimulated growth. Southeast Asia - plagued by problems since 1997 - showed signs of recovery, and Brazil's currency survived a scare. Oil prices rebounded as OPEC closed ranks to limit supply, and prices of other commodities bottomed out and started to bounce back as well. In addition, economic growth in the U.S. remained very healthy. Overall, earnings-growth rates improved in the fourth quarter of 1998 and the first quarter of 1999, so investors were attracted to opportunities outside of the narrow group of growth stocks that had led the market for some time. After witnessing run-ups in large-cap growth stock prices over the past few years, investors turned toward the value and opportunity offered by the mid-capitalization and value stocks that have been out of favor for the past few years. Many of these stocks were cyclicals - companies whose earnings and stock performance are very sensitive to the ups and downs of the economy.

Q. HOW DID THIS MARKET ROTATION INTO VALUE STOCKS AND CYCLICALS HELP
THE FUND?

A. The fund' s top two sector weightings in basic industries (23.2% of investments at the end of the period) and industrial machinery & equipment (11.5%), among others, point to a strong representation of cyclicals in the fund, a position that helped performance in April. Among the fund's top performers were specialty chemical company Nalco Chemical, manufacturer American Standard, Alcoa, and steel processor Nucor. Three retailers, Limited, Intimate Brands - which the fund no longer owns - and Consolidated Stores, also contributed to the fund's return. Browning-Ferris Industries - a waste management firm - helped the fund because of its recently announced purchase by Allied Waste. Finally, Micron Technology was a very strong performer due to improvements in the computer memory chip cycle. I cut back on that position because it stopped being a value stock when its share price increased. That's one of the reasons the fund's technology stake decreased during the period.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. Printer R.R. Donnelley and Sons saw its share price decline, although prospects for the company did not change; the stock just fell out of the market's favor. Two other stocks that struggled were engineering construction firms Fluor and Stone & Webster. Both companies suffered from declining orders, although they remained in the fund because there was positive news regarding the companies' leading indicators; they were at the bottom of their business cycles and their stocks were cheap.

Q. WHAT'S YOUR OUTLOOK?

A. The question that remains after a great April for value stocks is whether or not the rally will be sustained. Even after these stocks posted strong gains, the valuation gap between value stocks and the large-cap blue chip growth stocks remained substantial. If the budding worldwide economic recovery continues to gain steam, cheap stocks in the mid-cap, value-oriented cyclical universe should continue to thrive. Indeed, all of the factors that caused April's market shift toward value stocks and cyclicals remain in place.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks capital
appreciation by investing
primarily in common stocks
of both domestic and foreign
issuers; the fund also invests in
companies that possess
valuable fixed assets or are
undervalued in the
marketplace

FUND NUMBER: 039

TRADING SYMBOL: FDVLX

START DATE: December 1, 1978
SIZE: as of April 30, 1999,
more than $5.3 billion

MANAGER: Rich Fentin, since
1996; manager, Fidelity Puritan
Fund, 1987-1996; Fidelity
Value Fund, April 1992-
December 1992; Fidelity
Growth Company Fund, 1983-
1987; joined Fidelity in 1980

RICH FENTIN ON
DIVERSIFICATION:

"The relative performance of value
stocks in April pointed out to
investors why a value fund is an
important vehicle for a diversified
portfolio. Fidelity Value Fund
returned 18.90% in April, while the
Standard & Poor's 500 Index
returned only 3.87%. Thanks to
April, the fund's year-to-date total
return was 16.16% compared to the
S&P 500's 9.05%.

"However, over the past few years,
the best performers in the market
were the large-cap, blue chip stocks
that make up the S&P 500. More
recently, Internet stocks that
promise - but haven't yet
delivered - substantial earnings
rocketed upward. April's change in
market sentiment points out that
different kinds of stocks have their
`day in the sun.' That's why it's
important to diversify one's
investments among different kinds
of stocks or mutual funds, be they
growth funds, international funds
or value funds. Historically, value
investing has proved to be an
effective way to make money in
the stock market. At some point,
S&P 500 companies may even start
to populate the value universe.

"It's difficult, if not impossible, to
know whether April's trend will
continue. However, if you diversify
your portfolio, you will be able to
take advantage of rallies in the
market where they arise."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF APRIL
30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  IN
                                                        THESE STOCKS  6 MONTHS AGO

Nalco Chemical Co.              4.3                      3.3

Browning-Ferris Industries,     4.2                      3.7
Inc.

American Standard Companies,    3.4                      1.8
Inc.

Waste Management, Inc.          3.2                      2.3

Dole Food Co., Inc.             2.9                      2.5

Federated Department Stores,    2.9                      2.2
Inc.

Deluxe Corp.                    2.8                      2.5

Amerada Hess Corp.              2.7                      2.4

Limited, Inc. (The)             2.7                      1.7

Hercules, Inc.                  2.6                      2.1

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  IN
                                                        THESE MARKET SECTORS  6
                                                        MONTHS AGO

BASIC INDUSTRIES                23.2                     19.3

INDUSTRIAL MACHINERY &          11.5                     8.8
EQUIPMENT

ENERGY                          10.3                     9.7

CONSTRUCTION & REAL ESTATE      9.6                      5.7

RETAIL & WHOLESALE              7.4                      6.3


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF APRIL 30, 1999 *

Stocks 92.3%
Convertible
securties 1.2%
Short-term
investments 6.5%
*FOREIGN
INVESTMENTS 1.8%

Row: 1, Col: 1, Value: 92.3
Row: 1, Col: 2, Value: 1.5
Row: 1, Col: 3, Value: 6.5

AS OF OCTOBER 31, 1998 **

Stocks 93.1%
Convertible
securties 0.8%
Short-term
investments 6.1%
**FOREIGN
INVESTMENTS 2.7%

Row: 1, Col: 1, Value: 93.09999999999999
Row: 1, Col: 2, Value: 1.0
Row: 1, Col: 3, Value: 6.1




INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 92.3%

                                 SHARES                     VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 2.9%

AlliedSignal, Inc.                86,500                    $ 5,082

Boeing Co.                        50,000                     2,031

GenCorp, Inc. (c)                 3,071,700                  71,033

Harsco Corp. (c)                  2,304,700                  75,623

                                                             153,769

BASIC INDUSTRIES - 22.7%

CHEMICALS & PLASTICS - 13.4%

Arch Chemicals, Inc.              687,600                    15,127

Cabot Corp. (c)                   3,513,100                  94,854

Crompton & Knowles Corp.          514,400                    10,417

Dow Chemical Co.                  71,000                     9,314

E.I. du Pont de Nemours and       127,700                    9,019
Co.

Geon Co.                          875,000                    26,797

Georgia Gulf Corp.                195,400                    3,114

Great Lakes Chemical Corp.        20,000                     956

Hanna (M.A.) Co.                  618,000                    10,004

Hercules, Inc.                    3,666,600                  138,643

IMC Global, Inc.                  1,232,000                  30,800

Lawter International, Inc. (c)    2,668,500                  32,022

Lyondell Petrochemical Co.        8,700                      170

Minerals Technologies, Inc.       170,500                    9,207

Nalco Chemical Co. (c)            6,266,600                  229,120

Raychem Corp.                     261,100                    6,903

Union Carbide Corp.               255,200                    13,239

W.R. Grace & Co. (a)              1,760,400                  28,056

Witco Corp.                       2,636,200                  50,253

                                                             718,015

IRON & STEEL - 2.5%

Nucor Corp.                       2,305,000                  135,275

METALS & MINING - 2.7%

Alcoa, Inc.                       1,622,100                  100,976

Olin Corp.                        1,101,200                  16,105

Phelps Dodge Corp.                80,000                     5,060

Ryerson Tull, Inc.                1,044,148                  23,689

                                                             145,830

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - CONTINUED

PACKAGING & CONTAINERS - 0.6%

Bemis Co., Inc.                   275,700                   $ 9,650

Tupperware Corp.                  873,400                    20,689

                                                             30,339

PAPER & FOREST PRODUCTS - 3.5%

Albany International Corp.        758,561                    18,395
Class A

Bowater, Inc.                     290,000                    15,551

Champion International Corp.      565,300                    30,915

Chesapeake Corp.                  537,000                    17,453

Fort James Corp.                  2,058,562                  78,225

Georgia-Pacific Corp.             275,400                    25,475

                                                             186,014

TOTAL BASIC INDUSTRIES                                       1,215,473

CONSTRUCTION & REAL ESTATE -
9.6%

BUILDING MATERIALS - 4.9%

American Standard Companies,      4,009,100                  183,416
Inc. (a)(c)

Caradon PLC                       1,500,000                  3,818

Ferro Corp. (c)                   2,687,100                  74,399

Lilly Industries, Inc. Class A    100,500                    1,759

                                                             263,392

ENGINEERING - 3.5%

EG & G, Inc. (c)                  3,737,300                  116,791

Fluor Corp.                       1,426,500                  47,609

Stone & Webster, Inc. (c)         932,300                    20,452

                                                             184,852

REAL ESTATE - 0.1%

Fortress Investment Corp. (d)     250,000                    4,219

Trizec Hahn Corp. (sub-vtg.)      117,600                    2,458

                                                             6,677

REAL ESTATE INVESTMENT TRUSTS
- 1.1%

Apartment Investment &            163,000                    6,530
Management Co. Class A

Arden Realty Group, Inc.          133,200                    3,330

AvalonBay Communities, Inc.       164,400                    5,754

BRE Properties, Inc. Class A      165,700                    4,122

Duke Realty Investments, Inc.     173,800                    4,084

First Industrial Realty           132,800                    3,569
Trust, Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

CONSTRUCTION & REAL ESTATE -
CONTINUED

REAL ESTATE INVESTMENT TRUSTS
- CONTINUED

Highwoods Properties, Inc.        20,000                    $ 515

Kimco Realty Corp.                145,500                    5,711

Mack-Cali Realty Corp.            166,800                    5,160

Public Storage, Inc.              208,000                    5,798

Redwood Trust, Inc.               399,570                    6,718

Simon Property Group, Inc.        196,900                    5,649

Spieker Properties, Inc.          10,000                     393

Starwood Hotels & Resorts         70,000                     2,568
Worldwide, Inc.

                                                             59,901

TOTAL CONSTRUCTION & REAL                                    514,822
ESTATE

DURABLES - 5.2%

AUTOS, TIRES, & ACCESSORIES -
1.8%

AutoNation, Inc. (a)              3,362,000                  48,119

Eaton Corp.                       430,400                    39,462

Pep Boys-Manny, Moe & Jack        572,600                    8,195

                                                             95,776

CONSUMER DURABLES - 0.9%

Snap-On, Inc.                     1,525,100                  49,661

CONSUMER ELECTRONICS - 0.7%

Whirlpool Corp.                   534,500                    35,477

HOME FURNISHINGS - 0.7%

Heilig-Meyers Co. (c)             4,733,500                  27,809

Miller (Herman), Inc.             575,000                    11,464

                                                             39,273

TEXTILES & APPAREL - 1.1%

Liz Claiborne, Inc.               260,500                    8,613

Nautica Enterprises, Inc. (a)     150,300                    2,038

Reebok International Ltd. (a)     1,730,400                  32,553

Stride Rite Corp.                 31,500                     368

Unifi, Inc.                       1,003,700                  14,052

                                                             57,624

TOTAL DURABLES                                               277,811

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

ENERGY - 10.3%

ENERGY SERVICES - 2.2%

Baker Hughes, Inc.                550,000                   $ 16,431

Halliburton Co.                   1,235,400                  52,659

Helmerich & Payne, Inc.           708,600                    18,246

Nabors Industries, Inc. (a)       540,000                    11,104

Noble Drilling Corp. (a)          529,800                    10,397

Smith International, Inc.         226,600                    10,169

                                                             119,006

OIL & GAS - 8.1%

Amerada Hess Corp.                2,569,700                  146,473

Burlington Resources, Inc.        620,100                    28,563

Elf Aquitaine                     350,000                    54,687

Occidental Petroleum Corp.        4,143,900                  83,655

Rio Alto Exploration Ltd. (a)     160,000                    2,416

Texaco, Inc.                      230,000                    14,433

Tosco Corp.                       892,600                    23,877

USX-Marathon Group                1,404,100                  43,878

Weatherford International,        983,674                    33,322
Inc. (a)

                                                             431,304

TOTAL ENERGY                                                 550,310

FINANCE - 0.5%

INSURANCE - 0.5%

Aetna, Inc.                       250,200                    21,939

Horace Mann Educators Corp.       203,600                    4,632

Loews Corp.                       10,000                     732

                                                             27,303

HEALTH - 1.2%

MEDICAL EQUIPMENT & SUPPLIES
- 0.4%

Dentsply International, Inc.      20,000                     524

Millipore Corp.                   565,500                    17,354

                                                             17,878

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

MEDICAL FACILITIES MANAGEMENT
- 0.8%

Quest Diagnostics, Inc. (a)       970,600                   $ 22,202

Tenet Healthcare Corp. (a)        790,000                    18,664

Total Renal Care Holdings,        260,000                    3,608
Inc. (a)

                                                             44,474

TOTAL HEALTH                                                 62,352

INDUSTRIAL MACHINERY &
EQUIPMENT - 11.5%

ELECTRICAL EQUIPMENT - 2.0%

AMETEK, Inc. (c)                  3,305,000                  75,395

Harris Corp.                      385,200                    13,313

Koninklijke (Royal) Philips       205,700                    17,562
Electronics NV ADR

                                                             106,270

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.0%

Case Corp.                        180,000                    6,233

Harnischfeger Industries,         1,017,800                  9,924
Inc.

UNOVA, Inc. (a)                   2,708,400                  36,733

                                                             52,890

POLLUTION CONTROL - 8.5%

Browning-Ferris Industries,       5,642,900                  225,011
Inc.

Ogden Corp.                       1,399,800                  36,132

Republic Services, Inc. Class     956,700                    19,672
A (a)

Safety-Kleen Corp. (a)            150,000                    2,381

Waste Management, Inc.            3,043,622                  171,965

                                                             455,161

TOTAL INDUSTRIAL MACHINERY &                                 614,321
EQUIPMENT

MEDIA & LEISURE - 1.8%

LEISURE DURABLES & TOYS - 0.5%

Brunswick Corp.                   1,067,500                  25,620

LODGING & GAMING - 0.4%

Gtech Holdings Corp. (a)          658,000                    17,149

Harrah's Entertainment, Inc.      200,000                    4,400
(a)

Mirage Resorts, Inc. (a)          65,600                     1,472

                                                             23,021

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

PUBLISHING - 0.9%

Banta Corp. (c)                   2,193,100                 $ 46,740

RESTAURANTS - 0.0%

CKE Restaurants, Inc.             138,500                    2,268

TOTAL MEDIA & LEISURE                                        97,649

NONDURABLES - 3.7%

FOODS - 3.6%

Corn Products International,      309,300                    8,931
Inc.

Dole Food Co., Inc. (c)           4,918,100                  156,150

IBP, Inc.                         50,000                     1,013

Interstate Bakeries Corp.         520,000                    11,570

Nabisco Holdings Corp. Class A    352,900                    13,344

                                                             191,008

HOUSEHOLD PRODUCTS - 0.1%

Premark International, Inc.       236,100                    8,691

TOTAL NONDURABLES                                            199,699

PRECIOUS METALS - 0.2%

Agnico-Eagle Mines Ltd.           1,184,800                  7,319

Newmont Mining Corp.              270,200                    6,502

                                                             13,821

RETAIL & WHOLESALE - 7.4%

APPAREL STORES - 2.8%

Charming Shoppes, Inc. (a)        647,500                    2,509

Filene's Basement Corp. (a)(c)    1,927,310                  3,855

Limited, Inc. (The)               3,306,921                  144,678

                                                             151,042

GENERAL MERCHANDISE STORES -
4.4%

Consolidated Stores Corp. (a)     2,341,250                  80,480

Federated Department Stores,      3,313,800                  154,713
Inc. (a)

                                                             235,193

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.2%

Cole National Corp. Class A       210,300                   $ 3,260
(a)

IKON Office Solutions, Inc.       400,000                    4,825

                                                             8,085

TOTAL RETAIL & WHOLESALE                                     394,320

SERVICES - 5.7%

PRINTING - 5.7%

Deluxe Corp. (c)                  4,302,100                  148,960

Donnelley (R.R.) & Sons Co.       2,933,300                  103,765

Harland (John H.) Co. (c)         2,199,700                  36,433

Reynolds & Reynolds Co. Class     661,300                    15,086
A

                                                             304,244

SERVICES - 0.0%

Heidrick & Struggles              100,000                    1,394
International, Inc. (a)

TOTAL SERVICES                                               305,638

TECHNOLOGY - 4.9%

COMPUTER SERVICES & SOFTWARE
- 2.8%

Electronic Data Systems Corp.     869,700                    46,746

Mentor Graphics Corp. (a)         632,900                    7,674

Unisys Corp. (a)                  1,480,300                  46,537

Wang Laboratories, Inc. (a)       1,845,751                  46,259

                                                             147,216

COMPUTERS & OFFICE EQUIPMENT
- 0.2%

Silicon Graphics, Inc. (a)        841,600                    10,730

ELECTRONIC INSTRUMENTS - 0.3%

Tektronix, Inc.                   350,700                    8,504

Thermo Electron Corp. (a)         450,400                    7,235

                                                             15,739

ELECTRONICS - 0.2%

Methode Electronics, Inc.         401,688                    5,975
Class A

Micron Technology, Inc. (a)       174,500                    6,478

                                                             12,453

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

PHOTOGRAPHIC EQUIPMENT - 1.4%

Polaroid Corp. (c)                3,674,500                 $ 75,787

TOTAL TECHNOLOGY                                             261,925

TRANSPORTATION - 3.2%

RAILROADS - 1.2%

Burlington Northern Santa Fe      938,300                    34,365
Corp.

CSX Corp.                         659,400                    32,475

                                                             66,840

TRUCKING & FREIGHT - 2.0%

CNF Transportation, Inc.          2,162,800                  94,487

Laidlaw, Inc.                     1,670,000                  10,602

                                                             105,089

TOTAL TRANSPORTATION                                         171,929

UTILITIES - 1.5%

CELLULAR - 0.5%

SkyTel Communications, Inc.       1,547,000                  26,492
(a)

ELECTRIC UTILITY - 0.6%

AES Corp. (a)                     240,000                    12,000

Calpine Corp. (a)                 200,000                    8,525

CMS Energy Corp.                  85,600                     3,766

PG&E Corp.                        250,000                    7,766

                                                             32,057

GAS - 0.2%

Ocean Energy, Inc. (a)            1,033,000                  9,620

TELEPHONE SERVICES - 0.2%

COMSAT Corp. Series 1             399,100                    12,971

TOTAL UTILITIES                                              81,140

TOTAL COMMON STOCKS                                          4,942,282
(Cost $4,714,644)

CONVERTIBLE PREFERRED STOCKS
- 1.2%

                                 SHARES                     VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - 0.5%

PACKAGING & CONTAINERS - 0.5%

Owens-Illinois, Inc. $2.375       681,200                   $ 27,589

ENERGY - 0.0%

OIL & GAS - 0.0%

Chesapeake Energy Corp. $3.50     79,000                     1,778
(d)

FINANCE - 0.3%

CREDIT & OTHER FINANCE - 0.3%

Union Pacific Capital Trust       268,000                    14,405
$3.125 TIDES (d)

MEDIA & LEISURE - 0.4%

PUBLISHING - 0.4%

Readers Digest Automatic          659,500                    21,640
Common Exchange  Trust $1.93
TRACES



TOTAL CONVERTIBLE PREFERRED                                  65,412
STOCKS
(Cost $64,695)

CASH EQUIVALENTS - 6.5%



Taxable Central Cash Fund (b)     346,821,653                346,822
(Cost $346,822)

TOTAL INVESTMENT IN                                        $ 5,354,516
SECURITIES - 100%
(Cost $5,126,161)


SECURITY TYPE ABBREVIATIONS

TIDES                        -   Term Income Deferred Equity
                                 Securities

TRACES                       -   Trust Automatic Common
                                 Exchange Securities

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Affiliated company.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $20,402,000 or 0.4% of net assets.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost
of investment securities for income tax purposes was $5,128,081,000. Net unrealized appreciation aggregated $226,435,000, of which $831,749,000 related to appreciated investment securities and $605,314,000 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                   APRIL 30,
                                    1999 (UNAUDITED)

ASSETS

Investment in securities, at             $ 5,354,516
value (cost $5,126,161) -
See accompanying schedule

Receivable for investments                30,889
sold

Receivable for fund shares                73,177
sold

Dividends receivable                      4,880

Interest receivable                       687

Other receivables                         184

 TOTAL ASSETS                             5,464,333

LIABILITIES

Payable for investments        $ 49,070
purchased

Payable for fund shares         27,605
redeemed

Accrued management fee          1,152

Other payables and accrued      886
expenses

 TOTAL LIABILITIES                        78,713

NET ASSETS                               $ 5,385,620

Net Assets consist of:

Paid in capital                          $ 4,638,207

Undistributed net investment              39,063
income

Accumulated undistributed net             480,025
realized gain on investments
and foreign currency
transactions

Net unrealized appreciation               228,325
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 100,032                  $ 5,385,620
shares outstanding

NET ASSET VALUE, offering                 $53.84
price and redemption price
per share ($5,385,620
(divided by) 100,032 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS    SIX
                        MONTHS ENDED APRIL 30, 1999
                                        (UNAUDITED)

INVESTMENT INCOME                          $ 46,773
Dividends (including $16,299
received from  affiliated
issuers)

Interest                                    5,973

 TOTAL INCOME                               52,746

EXPENSES

Management fee Basic fee         $ 15,120

 Performance adjustment           (7,065)

Transfer agent fees               5,534

Accounting fees and expenses      439

Non-interested trustees'          8
compensation

Custodian fees and expenses       58

Registration fees                 111

Audit                             31

Legal                             13

 Total expenses before            14,249
reductions

 Expense reductions               (504)     13,745

NET INVESTMENT INCOME                       39,001

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            482,635
(including realized gain
(loss) of $39,621 on sales
of investments in affiliated
issuers)

 Foreign currency transactions    177       482,812

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            427,918

 Assets and liabilities in        (140)     427,778
foreign currencies

NET GAIN (LOSS)                             910,590

NET INCREASE (DECREASE) IN                 $ 949,591
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
                                 1999 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 39,001                    $ 79,360
income

 Net realized gain (loss)         482,812                     1,027,112

 Change in net unrealized         427,778                     (1,110,339)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       949,591                     (3,867)
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (59,254)                    (61,528)
From net investment income

 From net realized gain           (770,268)                   (1,018,942)

 TOTAL DISTRIBUTIONS              (829,522)                   (1,080,470)

Share transactions Net            1,067,133                   1,377,920
proceeds from sales of shares

 Reinvestment of distributions    789,966                     1,057,163

 Cost of shares redeemed          (2,483,464)                 (3,313,657)

 NET INCREASE (DECREASE) IN       (626,365)                   (878,574)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (506,296)                   (1,962,911)
IN NET ASSETS

NET ASSETS

 Beginning of period              5,891,916                   7,854,827

 End of period (including        $ 5,385,620                 $ 5,891,916
undistributed net investment
income of $39,063 and
$79,241, respectively)

OTHER INFORMATION
Shares

 Sold                             21,256                      24,263

 Issued in reinvestment of        17,239                      19,408
distributions

 Redeemed                         (51,992)                    (59,462)

 Net increase (decrease)          (13,497)                    (15,791)


FINANCIAL HIGHLIGHTS

                               SIX MONTHS ENDED APRIL 30, 1999  YEARS ENDED OCTOBER 31,

                               (UNAUDITED)                      1998                1997     1996     1995     1994

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 51.90                          $ 60.74             $ 54.99  $ 48.12  $ 44.71  $ 42.78
period

Income from Investment
Operations

Net investment income D         .36                              .60                 .58      .70      .70      .54

Net realized  and unrealized    9.28                             (1.01)              11.62    8.38     5.16     4.53
gain (loss)

Total from  investment          9.64                             (.41)               12.20    9.08     5.86     5.07
operations

Less Distributions

 From net investment income     (.55)                            (.48)               (.53)    (.48)    (.17)    (.34)

From net  realized gain         (7.15)                           (7.95)              (5.92)   (1.73)   (2.28)   (2.80)

Total distributions             (7.70)                           (8.43)              (6.45)   (2.21)   (2.45)   (3.14)

Net asset value,  end of       $ 53.84                          $ 51.90             $ 60.74  $ 54.99  $ 48.12  $ 44.71
period

TOTAL RETURN B, C               21.17%                           (1.33)%             24.31%   19.44%   14.19%   12.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in  $ 5,386                          $ 5,892             $ 7,855  $ 6,934  $ 5,063  $ 3,715
millions)

Ratio of expenses to average    .56% A                           .63%                .68%     .89%     .97%     1.10%
net assets

Ratio of expenses to average    .54%  A, E                       .61% E              .66% E   .88% E   .96% E   1.08% E
net assets after expense
reductions

Ratio of net invest- ment       1.53% A                          1.06%               1.01%    1.34%    1.58%    1.29%
income to average net assets

Portfolio turnover rate         37% A                            36%                 56%      112%     125%     112%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Value Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME - CONTINUED

the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of Fidelity

2. OPERATING POLICIES - CONTINUED

TAXABLE CENTRAL CASH FUND - CONTINUED

Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $906,690,000 and $2,326,444,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .32% of average net assets after the performance adjustment.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .22% of average net assets.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $347,000 for the period.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $446,000 under this arrangement.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $1,000 and $57,000, respectively, under these arrangements.

6. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNTS IN THOUSANDS                PURCHASE    SALES     DIVIDEND    VALUE
AFFILIATE                           COST        COST      INCOME
American Standard Companies, Inc.   $ 16,637    $ -       $ -         $ 183,416
AMETEK, Inc.                          -           -         397         75,395
AnnTaylor Stores Corp.                -           12,962    -           -
Banta Corp.                           2,325       -         614         46,740
Cabot Corp.                           8,781       4,502     399         94,854
Chesapeake Corp.                      -           3,827     258         -
Deluxe Corp.                          3,169       12,289    3,237       148,960
Dole Food Co., Inc.                   -           -         984         156,150
EG & G, Inc.                          -           7,999     1,094       116,791
Ferro Corp.                           15,106      1,147     659         74,399
Filene's Basement Corp.               -           -         -           3,855
First Brands Corp.                    -           47,029    -           -
GenCorp, Inc.                         20,325      -         887         71,033
Harland (John H.) Co.                 -           -         330         36,433
Harsco Corp.                          3,765       -         996         75,623
Heilig-Meyers Co.                     -           681       998         27,809
Intimate Brands, Inc. Class A         -           13,916    377         -
Lawter International, Inc.            -           -         534         32,022
Nalco Chemical Co.                    -           -         3,133       229,120
Polaroid Corp.                        -           15,735    1,120       75,787
Ryerson Tull, Inc. Class A            82          4,255     -           -
Stone & Webster, Inc.                 -           406       282         20,452
TOTALS                              $ 70,190    $ 124,748 $ 16,299    $ 1,468,839

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard Spillane, Jr., Vice President
Richard B. Fentin, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

VAL-SANN-0699  78117
1.703562

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
ContrafundSM
ContrafundSM II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium Fund(registered trademark)
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
Tax Managed Stock Fund
TechnoQuantSM Growth Fund
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com